FORUM FUNDS

Brown Advisory Small-Cap Value Fund

(the “Fund”)

Supplement Dated April 3, 2009

to the Prospectus dated October 1, 2008

as supplemented February 26, 2009

Information under the “Portfolio Managers—Brown Advisory Small-Cap Value Fund” section of the Prospectus (page 80) is replaced in its entirety with the following:

Brown Advisory Small-Cap Value Fund Ms. Amy K. Minella, Mr. Eugene Fox III and Mr. Robert B. Kirkpatrick of Cardinal have served as the Fund’s portfolio managers since its inception in 2003. Ms. Rachel D. Matthews joined Ms. Minella, Mr. Fox and Mr. Kirkpatrick in March 2009 in sharing equal responsibility, in all respects, for the day-to-day management of the Fund’s investment portfolio:

Amy K. Minella has been a Managing Partner and Portfolio Manager of Cardinal since 1995. Ms. Minella is responsible for investment research and has served as one of the Fund’s portfolio managers since 2003. Prior to founding Cardinal, Ms. Minella was a Managing Director of Deltec Asset Management where she created both the high yield management group in 1986 and the value equity group in 1992. Prior to that, Ms. Minella was in the corporate finance department at Merrill Lynch and in the credit department at Chase Manhattan Bank. She holds a B.A. from Mount Holyoke College and a M.B.A. from the Stanford Graduate School of Business.

Eugene Fox, III has been a Managing Director and Portfolio Manager of Cardinal since 1995. He is also responsible for investment research and has served as one of the Fund’s portfolio manager since 2003. Prior to joining Cardinal, Mr. Fox was a Managing Director of Deltec Asset Management. Prior to that, Mr. Fox was an Investment Analyst for D.S. Kennedy & Co., a value equity firm. Prior to that, he was with FMC Corporation where he served in several different capacities including director of pension investments and manager of corporate finance. He holds a B.A. from the University of Virginia and a M.B.A. from the University of Chicago Graduate School of Business.

Robert B. Kirkpatrick, CFA has been a Managing Director and Portfolio Manager of Cardinal since 2000. He is also responsible for investment research and has served as one of the Fund’s portfolio manager since 2003. Prior to joining Cardinal, he was a co-founder of Breeco Management L.P., a value-oriented equity investment firm. Prior to that, he held senior investment positions at Unifund S.A., a global private investment company, Bigler Investment Management and CIGNA Corporation. He holds a B.A. in economics from Williams College.

Rachel D. Matthews is a portfolio manager/research analyst at Cardinal. She has been in the investment industry since 1989. Prior to joining Cardinal in 2001, she was a high yield bond trader at Oppenheimer Funds, Inc. from 1996 to 1999. She traded U.S. government securities at HSBC Securities from 1994 to 1996. Previously, she was a private placement credit analyst at the Mutual Life Insurance Company of New York. She holds a B.A. from Columbia University and a M.B.A. from New York University.

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Please retain for future reference.

Statement of Additional Information

October 1, 2008

(As Supplemented April 3, 2009)

Investment Advisor:	Brown Advisory Growth Equity Fund Institutional Shares A Shares

Brown Investment Advisory Incorporated 901 S. Bond Street Suite 400 Baltimore, MD 21231

Brown Advisory Value Equity Fund Institutional Shares A Shares

Account Information and Shareholder Services:	Brown Advisory Small-Cap Growth Fund Institutional Shares A Shares D Shares

Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219 (800) 540-6807

Brown Advisory Small-Cap Value Fund Institutional Shares A Shares

Brown Advisory Opportunity Fund Institutional Shares A Shares

Brown Advisory Core International Fund Institutional Shares

Brown Advisory Maryland Bond Fund Institutional Shares

Brown Advisory Intermediate Income Fund Institutional Shares A Shares

This Statement of Additional Information (“SAI”) supplements the Prospectus dated, October 1, 2008 (As Supplemented February 26 and April 3, 2009) as may be amended from time to time, offering Brown Advisory Growth Equity Fund (Institutional and A Shares), Brown Advisory Value Equity Fund (Institutional and A Shares), Brown Advisory Small-Cap Growth Fund (Institutional, A Shares and D Shares), Brown Advisory Small-Cap Value Fund (Institutional and A Shares), Brown Advisory Opportunity Fund (Institutional and A Shares), Brown Advisory Core International Fund (Institutional Shares), Brown Advisory Maryland Bond Fund (Institutional Shares) and Brown Advisory Intermediate Income Fund (Institutional and A Shares), each a series of Forum Funds. D Shares of Brown Advisory Small-Cap Growth Fund and A Shares of Brown Advisory Opportunity Fund are not publicly offered. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

Financial statements for the Funds for the fiscal year ended May 31, 2008 are included in the Annual Report to shareholders and are incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained, when available, without charge, upon request by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Citi.

“Administrator” means Citi.

“Advisor” means Brown Investment Advisory Incorporated, the Fund’s investment advisor.

“Board” means the Board of Trustees of the Trust.

“Bond Fund” means each of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

“CFTC” means Commodities Future Trading Commission.

“Citi” means Citi Fund Services Ohio, Inc.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Citibank, N.A. for Brown Advisory Core International Fund and Brown Advisory Intermediate Bond Fund and Brown Investment Advisory & Trust Company for each other Fund.

“Distributor” means Foreside Fund Services, LLC.

“FCS” means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

“Equity Fund” means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund. Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, and Brown Advisory Core International Fund.

“Fund” means each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Sub-Advisor” means Munder Capital Management in regard to Brown Advisory Core International Fund and Cardinal Capital Management, LLC in regard to Brown Advisory Small-Cap Value Fund.

“Transfer Agent” means Citi.

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations as promulgated thereunder.

1. INVESTMENT POLICIES AND RISKS

The Funds are a diversified series of Forum Funds (the “Trust”) except the Brown Advisory Maryland Bond Fund, which is a non-diversified series of the Trust. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Fund.

On November 18, 2002, the Board changed the name of BrownIA Small-Cap Growth Fund to Brown Advisory Small-Cap Growth Fund and the name of BrownIA Growth Equity Fund to Brown Advisory Growth Equity Fund.

On September 20, 2002, Short-Intermediate Income Fund, Inc. (the “Predecessor Fund”) reorganized with and into Brown Advisory Intermediate Income Fund. The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund’s Institutional and A Shares for periods prior to September 20, 2002 is that of the Institutional and A Shares, respectively, of the Predecessor Fund.

Effective November 18, 2002, the Fund changed its name from BrownIA Intermediate Bond Fund to Brown Advisory Intermediate Bond Fund. Effective April 30, 2004, the Fund changed its name from Brown Advisory Intermediate Bond Fund to Brown Advisory Intermediate Income Fund.

On December 30, 2005, The Nevis Fund, Inc. (the “Nevis Predecessor Fund”), a registered investment company, reorganized with and into the Brown Advisory Opportunity Fund. The Nevis Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance and financial information of the Fund’s Institutional Shares for periods prior to December 30, 2005 is that of the Nevis Predecessor Fund.

Effective April 25, 2006, A Shares of Brown Advisory Small-Cap Growth Fund issued and outstanding as of that date were renamed D Shares. As of that same date, a new A Shares class of Brown Advisory Small-Cap Growth Fund commenced operation and the Fund ceased the public offering of the newly re-named D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional shares.

On November 15, 2007, the Board approved a change in the name of the Brown Advisory International Fund to Brown Advisory Core International Fund.

A. Equity Securities

1. Common and Preferred Stock

General. Each Equity Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, and Brown Advisory Core International Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in a Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. Each Equity Fund may invest in convertible securities. Brown Advisory Core International Fund may also invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Security Ratings Information. Each Equity Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that each Fund holds. To limit credit risk, each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Opportunity Fund may only invest in: (1) convertible securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. Each Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, its Advisor or Sub-Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. An Equity Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Advisor or Sub-Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if that Advisor or Sub-Advisor determines that retaining such security is in the best interests of the Equity Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Each Equity Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Advisor or Sub-Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

3. Warrants

General. Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. Depositary Receipts

General. Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) Each Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of a Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. Foreign Securities

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, and Brown Advisory Core International Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund’s assets. Brown Advisory Intermediate Income Fund may invest up to 20% of its net assets in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

C. Options and Futures

1. General

Each of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small Cap Value, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may (1) purchase or write options on securities in which it may invest or on market indices based in whole or in part on the securities in which it may invest; (2) invest in futures contracts on market indices based in whole or in part on securities in which it may invest; and (3) purchase or write put and call options on these futures contracts. Brown Advisory Maryland Bond Fund may invest in futures contracts on indices based in whole or in part on the securities in which it may invest including municipal bond futures and Treasury bond and note futures and Brown Advisory Core International Fund may purchase or write put and call options on foreign currency. A Fund will participate in such transactions to enhance the Fund’s performance or hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Options purchased or written by a Fund must be traded on an exchange or over-the-counter. Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

Currently, the Funds do not have any intention of investing in options or futures for purposes other than hedging or equitizing cash. If a Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting (“covered”) position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and/or liquid debt securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”) on the books and records of the Fund’s Custodian. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Each Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore each Fund is not subject to registration or regulation as a commodity pool operator under the Act.

2. Options and Futures Contracts

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

Options on Foreign Currency (Brown Advisory Core International Fund Only). Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.

An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

A municipal bond futures contract is based on the value of the Bond Buyer Index (“BBI”) which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least “A.” To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6  1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

3. Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on an Advisor’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Fund’s ability to limit exposures by closing its positions. The potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or related options during a single trading day. A Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund’s yield.

D. Illiquid and Restricted Securities

1. Private Placement and Other Restricted Securities.

Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other “restricted” securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), and may not be readily marketable.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund.

Private placement and other restricted securities may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Restricted securities that are “illiquid” are subject to a Fund’s policy of not investing more than 15% of its net assets in illiquid securities. The Advisor will evaluate the liquidity characteristics of restricted securities on a case-by-case basis and will consider the factors described below in connection with its evaluation. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

2. Illiquid Securities

Each Fund may invest in illiquid and restricted securities. Each of these Funds limits its investments in illiquid and restricted securities to no more than 15% of its net assets (10% for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund). The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities may include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities” or “private placements”); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds (“Pooled Investment Vehicles”).

Risks

Limitations on resale may have an adverse effect on the marketability of a security and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of private placements, restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E. Investment Company Securities

1. Open-End and Closed-End Investment Companies

General. Brown Advisory Opportunity Fund and Brown Advisory Core International Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. Each Brown Fund may also invest in money market mutual funds, pending investment of cash balances. Each Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Funds to invest up to 5% of their assets in another investment company, up to 10% of their assets in investment companies generally and hold up to 3% of the shares of another investment company. The Funds’ investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. Each Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities –Foreign Securities Risks” above.

Brown Advisory Core International Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

2. Exchange-Traded Funds

General. Equity Funds may invest in exchange-traded funds (“ETFs”). ETFs are investment companies whose securities may be bought and sold on a national securities exchange. Most ETFs are designed to track a particular market segment or index.

Risks. The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track, Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, a Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

3. Other Pooled Investment Vehicles

General. Brown Advisory Small-Cap Growth Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Risks. To the extent that the Brown Advisory Small-Cap Growth Fund invests in Pooled Investment Vehicles, such investments may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities.) above. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Segregated Assets. Under certain circumstances, the Brown Advisory Small-Cap Growth Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to investments by the Fund in Pooled Investment Vehicles. The Fund will comply with such SEC guidelines, including, as necessary, by setting aside on its books and records cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be at least equal to the Fund’s commitments to the relevant Pooled Investment Vehicle(s) and will be marked to market daily.

F. Fixed Income Securities

1. Municipal Securities

General. Brown Advisory Maryland Bond Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Puerto Rico Municipal Securities. Brown Advisory Maryland Bond Fund may invest in municipal securities issued by U.S. Territories. Investments in the Commonwealth of Puerto Rico and its public corporations (as well as the U.S. territories of Guam and the Virgin Islands) require careful assessment of certain risk factors, including reliance on substantial Federal assistance and favorable tax programs that have recently become subject to phase out by Congress. As of September 3, 2008, Puerto Rico’s general obligations were rated Baa3 by Moody’s and as of September 3, 2008 were rated BBB- by S&P.

Maryland Municipal Securities. The Brown Advisory Maryland Bond Fund invests at least 80% of the value of its net assets (plus borrowing for investments purposes) in Maryland bonds, including bonds issues on behalf of the state of Maryland, its local government and public financing authorities.

2. U.S. Government Securities

General. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

3. Corporate Debt Obligations

General. Brown Advisory Intermediate Income Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Funds may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

4. Mortgage-Backed Securities.

General. Brown Advisory Intermediate Income Fund may invest in mortgage-backed securities. Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities’ effective maturities.

Government and Agency Mortgage-Backed Securities. The Brown Advisory Intermediate Income Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

Privately Issued Mortgage-Backed Securities. The Brown Advisory Intermediate Income Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Brown Advisory Intermediate Income Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Mortgage Obligations. The Brown Advisory Intermediate Income Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

Risks – Specific to Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

5. Asset-Backed Securities.

General. Brown Advisory Intermediate Income Fund may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, although often, to a greater extent.

Risks – Specific to Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

6. Variable Amount Master Demand Notes.

General. Brown Advisory Intermediate Income Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

7. Variable and Floating Rate Securities.

Brown Advisory Maryland Bond Fund may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

8. Non-U.S. Dollar Denominated Securities.

Brown Advisory Intermediate Income Fund may invest in non-U.S. dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

9. Other Fixed Income Securities

Each Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

Each Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

12. Risks of Debt Securities.

General. Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. A portion of the municipal securities held by Brown Advisory Maryland Bond Fund may be supported by credit and liquidity enhancements such as letters of credit (which are not covered by federal deposit insurance) or puts or demand features of third party financial institutions, general domestic and foreign banks.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rate Risk. The market value of the interest-bearing debt securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in a Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

To limit credit risk:

Each of Brown Advisory Opportunity Fund and Brown Advisory Core International Fund limits its investment in debt securities to short-term money market instruments, including commercial paper rated in the highest short-term category, and other high quality (rated in the two highest rating categories by an NRSRO) fixed income securities.

Brown Advisory Maryland Bond Fund may only invest in debt securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase. It is anticipated that the average credit rating of the fixed income securities held by the Fund will be “Aa” as per Moody’s or “AA” as per S&P. The Fund will limit its investment in fixed income securities rated “Baa” by Moody’s or “BBB” by S&P to 10% of the Fund’s total assets.

Brown Advisory Intermediate Income Fund may only invest in fixed income securities that are rated as follows at the time of their purchase:

Minimum Rating
Type of Permitted Investment	S&P	Moody’s
US Government Securities	N/A	N/A
Non-Dollar Denominated U.S. Government Securities	BBB	Baa
Securities of Non-U.S. Governmental Issuers	BBB	Baa
Mortgage-Backed Securities	BBB	Baa
Corporate Debt (Domestic and Foreign)	BBB	Baa
Asset-Backed Securities	BBB	Baa
Securities of Designated International Organizations	BBB	Baa

The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Each of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Advisor determines that retaining such security is in the best interests of the Fund.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor or Sub-Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the Advisor or Sub-Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Distressed Debt Securities or Junk Bond Risk. Distressed debt securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings of Moody’s and S&P.

Foreign Debt Securities Risks. To the extent that a Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

G. Foreign Currencies Transactions

1. General

Brown Advisory Core International Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis or at the rate prevailing in the foreign exchange market.

Each of Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund may enter into a forward foreign currency contract. A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If a Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. Each Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Forward contracts are considered “derivatives,” financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, each Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Brown Advisory Core International Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

2. Risks

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor/Sub-Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to a Fund.

H. Leverage Transactions

1. General

Each Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. A Fund uses these investment techniques only when its Advisor or Sub-Advisor believes that the leveraging and the returns available to a Fund from investing the cash will provide investors with a potentially higher return. (See “Risks” below.)

Borrowing. Each Fund (other than Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund) may borrow money for other than temporary or emergency purposes from a bank in amounts up to 33  1/3% of total assets at the time of borrowing. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations, though such investments may be limited by collateral requirements, as disclosed below under “Reverse Repurchase Agreements.”

Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

Securities Lending. Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may lend portfolio securities in an amount up to 33  1/3% of its total assets (10% of total assets for Brown Advisory Maryland Bond Fund) to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest it receives on the collateral securities with the borrower. The terms of a Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of a Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. A Fund may pay fees to arrange for securities loans.

Reverse Repurchase Agreements. Brown Advisory Opportunity Fund may enter into reverse repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a reverse repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. Brown Advisory Opportunity Fund, Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by a Fund (except Brown Advisory Intermediate Income Fund) if, as a result, more than 25% of the Fund’s total assets would be committed to such transactions.

2. Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. Under certain circumstances, a Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to certain investments by the Fund, including leverage transactions and investments in Pooled Investment Vehicles. The Fund will comply with such SEC guidelines, including, as necessary, by setting aside on its books and records cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be marked to market daily and will be at least equal to the Fund’s commitments under the relevant transactions and to relevant Pooled Investment Vehicle(s).

I. Repurchase Agreements

1. General

Brown Advisory Core International Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund may enter into repurchase agreements which are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

2. Risks

Repurchase transactions also involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, a Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. A Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by a Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow a Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk.

J. Recent Market Events. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. In response, the U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

The reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.

K. Temporary Defensive Position

Each Fund may invest in prime money market instruments or exchange-traded funds, pending investment of cash balances. Each Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by that Fund’s Advisor or Sub-Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

L. Core and Gateway®

Each Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert a Fund to a Core and Gateway structure without notice to the shareholders.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of each Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which a Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which a Fund may rely.

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of a Fund and a Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of a Fund may be changed by the Board without shareholder approval. A Fund, however, must provide 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments (“80% Policy”). If a Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A. Fundamental Limitations

Each Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. A Fund may not:

1. Borrowing Money

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Opportunity Fund. Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33  1/3% of the Fund’s total assets.

Brown Advisory Core International Fund. Borrow money except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of its total assets at the time of borrowing (entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed settlement or forward delivery basis are not subject to this limitation).

Brown Advisory Maryland Bond Fund. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33  1/3% of the Fund’s total assets (computed immediately after the borrowing).

Brown Advisory Intermediate Income Fund. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund’s total assets (computed immediately after the borrowing).

2. Concentration

Brown Advisory Value Equity Fund and Brown Advisory Small-Cap Value Fund. Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Brown Advisory Growth Equity Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Opportunity Fund. Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S. Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Brown Advisory Core International Fund. Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: investments in U.S. Government Securities and on repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Brown Advisory Maryland Bond Fund. Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government Securities, in repurchase agreements covering U.S.

Government Securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Brown Advisory Intermediate Income Fund. Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and in repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) and Section 12(d)(1)(F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy. For purposes of this policy (i) “mortgage related securities,” as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (ii) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).

3. Diversification

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund. With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

Brown Advisory Maryland Bond Fund. Purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) with respect to 50% of the Fund’s total assets, more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) with respect to 50% of the Fund’s total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund’s total assets would be invested in the securities of any single issuer.

The District of Columbia, each state and territory, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which the District of Columbia, a state or territory is a member is deemed to be a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision is treated as the issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user is treated as the issuer. If in either case, however, the creating government or some other agency guarantees a security, that guarantee is considered a separate security and is treated as an issue of such government or other agency.

4. Underwriting Activities

Equity Funds Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

Bond Funds Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5. Making Loans

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Core International Fund and Brown Advisory Maryland Bond Fund. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

Brown Advisory Intermediate Income Fund. Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any fixed income security are not deemed to be the making of loans.

6. Purchases and Sales of Real Estate

Bond Funds, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

7. Purchases and Sales of Commodities

Equity Funds and Bond Funds. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Issuance of Senior Securities

Equity Funds and Bond Funds. Issue senior securities except pursuant to Section 18 of the 1940 Act.

B. Non-Fundamental Limitations

Each Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. A Fund may not:

1. Securities of Investment Companies

Equity Funds and Bond Funds. Invest in the securities of any investment company except to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company.

2. Short Sales

Equity Funds Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Bond Funds Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. Purchases on Margin

Equity Funds Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Bond Funds Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

4. Options and Futures Contracts

Brown Advisory Growth Equity Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund. Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

Brown Advisory Value Equity Fund and Brown Advisory Core International Fund. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund. Invest in futures or options contracts regulated by the CFTC except for (1) bona fide hedging purposes within the meaning of the rules of the CFTC and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

5. Exercising Control of Issuers

Equity Funds and Bond Funds. Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6. Borrowing

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund. Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

7. Illiquid Securities

Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Maryland Bond Fund. Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Brown Advisory Core International Fund. Invest more than 10% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

Brown Advisory Intermediate Income Fund. Invest more than 10% of its net assets in illiquid assets such as: (i) securities that cannot be disposed of within seven days at their then-current value, (ii) repurchase agreements not entitling the holder to payment of principal within seven days and (iii) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

8. Concentration

Brown Advisory Growth Equity Fund and Brown Advisory Small-Cap Growth Fund. Purchase a security if, as a result, more than 25% of a Fund’s total assets would be invested in securities of foreign governments. The investment by a Fund in issuers domiciled in the same jurisdiction is not a violation of the Fund’s fundamental or non-fundamental concentration policies unless the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.

3. MANAGEMENT

A. Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a service provider to the Trust. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman of the Board since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England).
Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A. ) 1986-2003.
Officers

Stacey E. Hong Born: 1966	President	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

[1]	Since 1997, John Y. Keffer has been President and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC is a subsidiary of Forum Trust, LLC.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Simon D. Collier Born: 1961 Foreside Management Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Principal Executive Officer	Since 2005	Partner, Foreside Financial Group, LLC since April 2005 (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company) since May 2008; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005. Mr. Collier serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affliliates, act as distributor or provider of other services.

Karen Shaw Born: 1972	Treasurer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003

Trudance L.C. Bakke Born: 1971 Foreside Management Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Principal Financial Officer	Since 2006	Director, Foreside Management Services, LLC since 2006; Product Manager, Citigroup 2003-2006; Senior Manager of Corporate Finance, Forum 1999-2003. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

B. Trustee Ownership in Each Fund in Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies.
Interested Trustees
John Y. Keffer	None	None

Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	$50,001-$100,000

C. Ownership of Securities of the Advisor and Related Companies

As of December 31, 2008, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. Information Concerning Trust Committees

1. Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended May 31, 2008, the Audit Committee met six times for the Trust.

2. Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended May 31, 2008, the Nominating Committee did not meet.

3. Valuation Committee

The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2008, the Valuation Committee met seven times.

4. Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended May31, 2008, the QLCC did not meet.

5. Contracts Committee

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended May 31, 2008, the Contracts Committee did not meet.

6. Compliance Committee

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officers (“CCOs”). The Compliance Committee oversees the Trust’s CCOs and any compliance matters that arise and relate to the Trust. During the fiscal year ended May 31, 2008, the Compliance Committee did not meet.

E. Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by each Fund for the fiscal year ended May 31, 2008.

Fund	Trustee	Compensation from Fund	Total Compensation from Trust
Brown Advisory Growth Equity Fund
	Costas Azariadis	$637	$34,000
	James C. Cheng	$637	$34,000
	J. Michael Parish	$879	$47,000
	John Keffer	$473	$24,250
Brown Advisory Value Equity Fund
	Costas Azariadis	$1,824	$34,000
	James C. Cheng	$1,824	$34,000
	J. Michael Parish	$2,518	$47,000
	John Keffer	$1,370	$24,250
Brown Advisory Small-Cap Growth Fund
	Costas Azariadis	$1,412	$34,000
	James C. Cheng	$1,412	$34,000
	J. Michael Parish	$1,948	$47,000
	John Keffer	$1,047	$24,250
Brown Advisory Small-Cap Value Fund
	Costas Azariadis	$1,144	$34,000
	James C. Cheng	$1,144	$34,000
	J. Michael Parish	$1,568	$47,000
	John Keffer	$879	$24,250
Brown Advisory Opportunity Fund
	Costas Azariadis	$186	$34,000
	James C. Cheng	$186	$34,000
	J. Michael Parish	$258	$47,000
	John Keffer	$128	$24,250
Brown Advisory Core International Fund
	Costas Azariadis	$2,912	$34,000
	James C. Cheng	$2,912	$34,000
	J. Michael Parish	$4,017	$47,000
	John Keffer	$2,185	$24,250
Brown Advisory Maryland Bond Fund
	Costas Azariadis	$769	$34,000

Fund	Trustee	Compensation from Fund	Total Compensation from Trust
	James C. Cheng	$769	$34,000
	J. Michael Parish	$1,061	$47,000
	John Keffer	$567	$24,250
Brown Advisory Intermediate Income Fund
	Costas Azariadis	$1,362	$34,000
	James C. Cheng	$1,362	$34,000
	J. Michael Parish	$1,880	$47,000
	John Keffer	$988	$24,250

F. Investment Advisors

1. Services of Advisor and Sub-Advisors

The Advisor serves as investment advisor to each Fund pursuant to investment advisory agreements with the Trust (each an “Advisory Agreement”). Under the applicable Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing each Fund’s investments and effecting portfolio transactions for each Fund.

Cardinal Capital Management LLC (“Cardinal” or “Sub-Advisor”) is the Sub-Advisor for Brown Advisory Small-Cap Value Fund. Munder Capital Management (“Munder Capital” or “Sub-Advisor”) is the Sub-Advisor for Brown Advisory Core International Fund. Subject to the oversight of the Board and the Advisor, each Sub-Advisor makes decisions regarding the investment and reinvestment of the respective Fund’s assets allocated to it for management by the Advisor.

2. Ownership of Advisor and Sub-Advisors

The Advisor is a fully owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), a trust company operating under the laws of Maryland. BIAT is a fully owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. BIAT may be considered an affiliate of each Fund because of its power to vote in excess of 25% of each Fund’s shares. The term “Brown” shall mean the Advisor, BIAT and Brown Advisory Holdings Incorporated and their respective affiliates, collectively.

Cardinal, a Delaware limited liability company, was organized in 1995. Cardinal is owned and controlled by Amy K. Minella, Eugene Fox, III, and Robert B. Kirkpatrick, each a managing director thereof.

Munder Capital is a Delaware general partnership formed in 1985. As of the date of this SAI, the partners of Munder Capital Management are Munder Capital Holdings, LLC, which owns approximately 99.4% of Munder Capital Management, and Munder Capital Holdings II, LLC, which owns approximately 0.6% of Munder Capital. As of June 30, 2008, the ownership of Munder Capital Management was as follows: Munder Capital Management employees hold partnership units representing 25.2% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next four years; Crestview Partners GP, L.P. and its affiliates hold units representing 63% of the firm’s value; and other minority-interest investors hold units totaling 11.8% of the value.

3. Information Regarding Portfolio Managers

The following information regarding each Fund’s portfolio managers has been provided by the Advisor or by the applicable Sub-Advisor.

Other Accounts Under Management. As of May 31, 2008, no Advisor portfolio manager that retained decision making authority over a Fund’s management served as a portfolio manager for any other registered investment companies or for any pooled investment vehicles. As of the same date, each portfolio manager serviced other accounts as follows:

Portfolio Manager	# of Other Accounts	Value of Other Accounts
Richard M. Bernstein, CFA	206	$830,240,000
Kenneth M. Stuzin	280	$558,052,000	[1]
Paul D. Corbin	72	$443,765,000
Christopher A. Berrier	26	$442,409,000
Timothy W. Hathaway, CFA	26	$442,409,000
Monica M. Hausner	7	$98,462,000
David B. Powell, CFA	0	$0

[1]	As of April 30, 2008.

As of May 31, 2008, no account serviced by an Advisor portfolio manager referenced in the above chart paid a performance based management fee.

As of May 31, 2008, Cardinal Capital managed one other registered investment company, which has total assets of $1 million, pursuant to a sub-advisory agreement. As of the same date, Cardinal portfolio managers serviced 2 other pooled vehicles with assets of $75 million and 85 other accounts with combined assets of $1,240 million. As of May 31, 2008, no account serviced by a Cardinal portfolio manager paid a performance based management fee.

As of June 30, 2008, each Munder Capital portfolio manager serviced accounts as follows:

	REGISTERED INVESTMENT COMPANIES		POOLED INVESTMENT VEHICLES				OTHER		TOTAL MARKET VALUE	Total (1) NUMBER
Portfolio Manager	Market Value	No.	Market Value		No.		Market Value	No.
Remi J. Browne	$627,323,144	4	$3,020,836,475	*	10	*	$152,661,066	6	$3,800,820,685	20
Peter S. Carpenter	$618,463,132	3	$3,020,836,475	*	10	*	$148,225,659	12	$3,787,525,266	25
Robert D. Cerow	$618,463,132	3	$3,020,836,475	*	10	*	$147,403,921	11	$3,786,703,528	24
Peter J. Collins	$618,463,132	3	$3,020,836,475	*	10	*	$147,279,855	2	$3,786,579,462	15
John W. Evers	$618,463,132	3	$3,020,836,475	*	10	*	$147,538,824	8	$3,786,838,431	21
Daniel B. LeVan	$620,508,903	4	$3,020,836,475	*	10	*	$150,648,627	15	$3,791,994,005	29
Jeffrey R, Sullivan	$618,463,132	3	$3,020,836,475	*	10	*	$147,449,274	7	$3,786,748,881	20

(1)

If an account is managed by a team, the total numbers of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once. In addition, the sum of assets managed in each category may not add to the total due to rounding.

*	Includes an account with a performance based fee.

Conflicts of Interest for Portfolio Managers Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. An Advisor and each Sub-Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Advisor also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

With respect to securities transactions for clients, each Sub-Advisor determines which broker to use to execute each order. However, a Sub-Advisor may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Advisor has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where a Sub-Advisor has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

POTENTIAL CONFLICTS OF INTEREST RELATED TO MUNDER CAPITAL PORTFOLIO MANAGERS. As indicated above, Munder Capital’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder Capital and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”) as applicable These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both Munder Capital and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•

Potential Conflicts Relating to the Interests of Portfolio Management Teams and Munder Capital: Munder Capital and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder Capital or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder Capital and/or its affiliates). Munder Capital and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder Capital and/or Pierce Street than the Brown Advisory Core International Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management team makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio managers also may have an incentive to trade Advisor Compensatory Accounts or personal investments before the Brown Advisory Core International Fund (i.e., front run) or after the Brown Advisory Core International Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Brown Advisory Core International Fund’s trading activity. In addition, the portfolio management team may take a short position in a security on behalf of the Brown Advisory Core International Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder Capital take a long term position in the same security. The portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•

Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Munder Capital, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although Munder Capital does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder Capital does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder Capital and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder Capital also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder Capital, Pierce Street and the portfolio management teams may face. In addition, Munder Capital and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder Capital or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder Capital periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder Capital or Pierce Street will achieve their intended result.

Information Concerning Compensation of Portfolio Managers. Each portfolio manager of the Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor’s business. When evaluating a portfolio manager’s performance the Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1,3, and 5 year periods. Accounts managed in the below referenced styles are typically compared to the following indices:

Large-Cap Growth	Russell 1000® Value Index
Large-Cap Value	Russell 2000® Value Index
Small-Cap Growth	Russell 2000® Growth Index
Opportunity Fund	Russell 3000® Growth Index
Maryland Bond	Lehman Brothers 1-10 Yr Blended Municipal Bond Index
Intermediate Income	Lehman Brothers Intermediate Aggregate Index
Russell 1000® Growth Index

All portions of a portfolio manager’s compensation package are paid by the Advisor and not by any client account.

Each Cardinal portfolio manager receives a compensation package that includes: base cash salary (fixed), variable performance bonus and a cash percentage of the firm’s profits based on the equity participation in the firm. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio manager’s compensation package is paid by Cardinal and not by any client account.

Munder Capital Management: The compensation package for the members of Munder Capital’s portfolio management team has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. The portfolio managers and analysts will receive a guaranteed minimum compensation through early 2010, and are eligible for additional compensation bonuses based on fees received by Munder Capital, investment performance and new account openings. Munder Capital also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

Members of Munder Capital’s portfolio management team are eligible to earn a performance bonus. Bonuses for all members of the portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, Munder Capital considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, pre-tax performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success.

Key members of the portfolio management team are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of Munder Capital directly, and, indirectly, the accounts managed by Munder Capital.

Portfolio Managers Ownership in the Fund. As of May 31, 2008, each portfolio manager that retained decision making authority over a Fund’s management beneficially owned shares of each Fund as summarized in the following table:

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Corresponding Fund as of May 31, 2008
Brown Advisory Growth Equity Fund
Geoffrey R.B. Carey, CFA	$10,001-$50,000

Brown Advisory Value Equity Fund
Richard M. Bernstein, CFA	$100,001-$500,000

Brown Advisory Small-Cap Growth Fund
Christopher A. Berrier	$100,001-$500,000
Timothy W. Hathaway, CFA	$100,001-$500,000

Brown Advisory Small-Cap Value Fund
Amy K. Minella	None
Eugene Fox, III	None
Robert B. Kirkpatrick, CFA	None
Rachael D. Matthews*	None

Brown Advisory Opportunity Fund
David B. Powell, CFA	$50,001-$100,000

Brown Advisory Core International Fund
Remi J. Browne, CFA	None
Peter S. Carpenter, CFA	None
Jeffrey R. Sullivan, CFA	None
Daniel B. LeVan, CFA	None
John W. Evers, CFA	None

Brown Advisory Maryland Bond Fund
Monica M. Hausner	None
Paul D. Corbin	None

Brown Advisory Intermediate Income Fund
Paul D. Corbin	$50,001-$100,000
Monica M. Hausner	$10,001-$50,000

*	As of March 18, 2009

7. Fees.

The Advisor’s fee is calculated as a percentage of each Fund’s average daily net assets. The fee, if not waived, is accrued daily by each Fund and is assessed to each class based on average net assets for the previous month. The Advisor’s fee is paid monthly based on average net assets for the prior month. A Sub-Advisor’s fee is calculated as a percentage of a Fund’s average daily net assets allocated to the Sub-Advisor for management but is paid by the Advisor and not the Fund.

In addition to receiving its advisory fee from each Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in each Fund. If you have a separately managed account with the Advisor with assets invested in a Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees payable by each Fund to the Advisor, the amount of fees waived by the Advisor, and the actual fees received by the Advisor. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

8. Other Provisions of Advisory Agreement

The Advisor is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. Each Advisory Agreement terminates immediately upon assignment.

Under each Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

9. Consultant

The Brown Advisory Core International Fund Advisor has retained an independent consultant, RDK Strategies, LLC, for investment consultant services to: (1) facilitate the initial selection of sub-advisors for the Fund; (2) perform ongoing due diligence on each sub-advisor; and (3) make recommendations regarding the allocation and reallocation of the Fund’s assets among current and any new subadvisers based on due diligence reviews.

G. Distributor

1. Distribution Services

The Distributor (also known as principal underwriter) of the shares of each Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry National Regulatory Authority. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of each Fund (see “Purchases through Financial Institutions”).

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution’s procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective. Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares. Prior to April 25, 2006, the Distributor received and reallowed sales charges paid by purchasers of D Shares to certain Financial Institutions.

Table 2 in Appendix B shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor with respect to A and D Shares. The data are for the past three years (or shorter depending on a Fund’s commencement of operations). The Distributor is not affiliated with the Advisor, Citi or Citi’s affiliates.

2. Distribution Plan – (A and D Shares)

The Trust has adopted a Rule 12b-1 plan under which each Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund and 0.25% of the average daily net assets of D Shares of Brown Advisory Small-Cap Growth Fund, A Shares of Brown Advisory Opportunity Fund and A Shares of Brown Advisory Intermediate Income Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of those Funds with A or D Shares. The plan is a core component of the ongoing distribution of A Shares. Mr. Collier, an officer of the Trust, has an ownership interest in the Distributor and as such has a direct financial interest in the operations of the plan due to his ownership interests.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of a Fund’s shares and (2) providing services to holders of shares related to their investment in a Fund, including without limitation providing assistance in connection with responding to the Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of a Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of a Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A and D Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to a Fund’s A Shares or D Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the applicable Fund’s A Shares or D Shares.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. No other payee received compensation from the Fund pursuant to the plan during the most recently completed fiscal year. The data provided are for the most recently completed fiscal year end.

3. Compliance Services

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, currently provides a Chief Compliance Officer (“CCO”), Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), an Anti-Money Laundering Compliance Officer (“AMLCO”) and Sarbanes-Oxley certifying officers (“Certifying Officers”) to the Trust as well as certain additional compliance support functions (“Compliance Services”). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its series.

For making available the CCO, AMLCO, PEO, PFO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee of (i) $22,500 (allocated equally to all Trust series for which the Advisor provides management services), $5,000 per Fund, $5,000 per sub-advisor; and an (ii) annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board or by the FCS with respect to the Fund on 60 days’

written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS’s actions or omissions, except for any act or omission resulting from FCS’s willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate for compliance services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations). FCS is not affiliated with the Advisor, Citi or Citi’s affiliates.

H. Other Fund Service Providers

1. Administrator and Accountant

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the “Citi Agreement”) with the Trust. The Administrator administers the Trust’s operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust’s tax returns and the preparation of financial statements and related reports to the Trust’s shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust’s investment Advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisors, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and with respect to the Fund, and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citi is not liable to the Trust or the Trust’s shareholders for any action or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi’s officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to Citi’s actions or omissions that are consistent with Citi’s contractual standard of care.

Under the Citi Agreement, in calculating the Fund’s NAV, Citi is deemed not to have committed an error if the NAV it calculates is within  1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to  1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $110,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Advisor has agreed to pay Citi’s fees out of its advisory fee.

Tables 5 and 6 in Appendix B shows the dollar amount of the fees accrued by each Fund to the Administrator and the Accountant respectively , the amount of the fee waived by the Administrator and the Accountant respectively, and the actual fees received by the Administrator and the Accountant respectively. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

2. Transfer Agent

As transfer agent and distribution paying agent, pursuant to the Citi Agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.

3. Custodian

Brown Investment Advisory & Trust Company (“BIAT”), an affiliate of the Advisor, is the Custodian for each Fund except Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund and safeguards and controls each Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of each Fund’s domestic and foreign assets. BIAT is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

Citibank, N.A. is the Custodian for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. Citibank, N.A. is located at 388 Greenwich Street, New York, New York 10013.

For its services, BIAT receives a fee of 0.01% of each Fund’s first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.0050% on Fund assets between $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees. For its services, Citibank, N.A. receives a monthly maintenance fee of $600, plus certain other transaction fees and asset-based fees. These fees are accrued daily by each Fund and are paid monthly based on average net assets and transactions for the previous month.

4. Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Funds.

5. Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for each Fund, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC. BBD audits the annual financial statements of the Funds and provides the Funds with an audit opinion. BBD also reviews certain regulatory filings of the Funds.

4. PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom a Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor or Sub-Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor or Sub-Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

Table 7 in Appendix B shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund, the Advisor, Sub-Advisor or distributor or an affiliate thereof. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

C. Advisor Responsibility for Purchases and Sales

The Advisor or Sub-Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor or Sub-Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by each Sub-Advisor or Advisor in its best judgment and in a manner deemed to be in the best interest of each Fund rather than by any formula.

The Advisor or Sub-Advisor seeks “best execution” for all portfolio transactions. This means that the Advisor or Sub-Advisor seeks the most favorable price and execution available. The Advisor’s or Sub- Advisor’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, each Advisor or Sub-Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and each Advisor’s or Sub-Advisor’s duties, an Advisor or Sub-Advisor may consider payments made by brokers effecting transactions for a Fund. These payments may be made to a Fund or to other persons on behalf of a Fund for services provided to a Fund for which those other persons would be obligated to pay.

The Advisor or Sub-Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E. Obtaining Research from Brokers

The Advisor or Sub-Advisor has full brokerage discretion. The Advisor or Sub-Advisor evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor or Sub-Advisor may give consideration to research services furnished by brokers to the Advisor or Sub-Advisor for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment an Advisor’s or Sub-Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor or Sub-Advisor accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor or Sub-Advisor fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because an Advisor or a Sub-Advisor will follow a limited number of securities most of the commission dollars spent research will directly benefit clients and the Fund’s investors.

F. Counterparty Risk

The Advisor or Sub-Advisor monitors the creditworthiness of counterparties to each Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. Transactions through Affiliates

The Advisor or Sub-Advisor may effect brokerage transactions through affiliates of the Advisor or Sub-Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. Other Accounts of the Advisor or Sub-Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or Sub-Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in an Advisor’s or Sub-Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by an Advisor or Sub-Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. Portfolio Turnover

The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses. Each Fund’s annual portfolio turnover rates for the last 5 years are included in the “Financial Highlights” section of the Funds’ prospectus. Portfolio turnover rates for the fiscal years ended May 31, 2007 and 2008 for the Brown Advisory Opportunity Fund of 124% and 131% respectively are considered by the Advisor as anomalies. This turnover can primarily be attributed to a change in the portfolio manager for the Fund in 2007. The Brown Advisory Core International Fund’s portfolio turnover rate of 118% for the fiscal year ended May 31, 2008 is considered by the Advisor as an anomaly. In December 2007, 100% of the portfolio was transferred to Munder Capital and was liquidated in order to establish new positions consistent with Munder Capital’s core approach. Ordinarily, the Funds do not anticipate annual portfolio turnover rates to exceed 100%.

J. Securities of Regular Broker-Dealers

From time to time, a Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during a Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of a Fund during the Fund’s last fiscal year; or (3) sold the largest amount of a Fund’s shares during the Fund’s last fiscal year.

Table 8 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of each Fund’s holdings of those securities as of each Fund’s most recent fiscal year.

K. Portfolio Holdings

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of a Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a Fund’s semi-annual or annual report to shareholders (when each becomes available) or a copy of a Fund’s Form N-Q (when it becomes available) which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of a Fund’s Form N-Q (when it becomes available) and the Fund’s semi-annual or annual report to shareholders (when each becomes available) by accessing the SEC’s website at www.sec.gov.

In addition, the Funds’ Advisor may make publicly available on a monthly basis information regarding a Fund’s portfolio holdings or a portion thereof such as its top ten holdings and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holdings information is made available through the Funds’ or Advisor’s website, and marketing communications (including printed advertisements and sales literature). Such information is generally released between 7 and 15 days after month end. Securities that are being actively bought or sold may be excluded from the monthly disclosure if the Advisor believes such disclosure would be harmful to the Fund.

A Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund’s operation that the Fund has retailed them to perform. The Funds’ Advisor, who manages the Funds’ portfolios, has regular and continuous access to a Fund’s portfolio holdings. In addition, the Funds’ Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS) may have access to a Fund’s nonpublic portfolio holdings information on an ongoing basis. The Funds’ Trustees and officers, FCS, mailing services and financial printers, legal counsel to a Fund and legal counsel to the Independent Trustees, and a Fund’s independent registered public accounting firm may receive portfolio holdings information on an as needed basis.

From time to time the Advisor also may disclose nonpublic information regarding a Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of a Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

No compensation is received by a Fund, nor, to the Funds’ knowledge, paid to the Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Funds’ portfolio holdings. With respect to the Trustees, its officers, the Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a Fund’s portfolio holdings. In addition, the Funds’ service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

5. PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust’s officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B. Additional Purchase Information

Shares of the Fund class are sold on a continuous basis by the Distributor.

Each Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. At the Advisor’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s Prospectus or the Financial Institution’s contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

C. Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund’s NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

D. NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by an independent pricing service. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Interests in Pooled Investment Vehicles will be subject to fair valuation. In general, the fair value of such interests will be equal to the amount that the Fund could reasonably expect to receive from the vehicle itself in a redemption or from a third party in a sale, at the time of valuation, based on information that is available at the time of the valuation and that the Fund reasonably believes to be reliable. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation.

E. Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assume that each Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting a Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of a Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on October 1, 2008. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax provisions applicable to them.

A. Qualification as a Regulated Investment Company

Each Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of a Fund.

The tax year end of each Fund is May 31 (the same as each Fund’s fiscal year end).

1. Meaning of Qualification

As a regulated investment company, a Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company a Fund must satisfy the following requirements:

•

The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

•

The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

While each Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, a Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. A Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has underdistributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if a Fund fails to qualify for that treatment).

2. Failure to Qualify

If for any tax year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. It is possible that a Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

Each Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but a Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Each Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) and as appearing in the following table may be used to offset any current capital gain (whether short- or long-term). Any such losses may not be carried back from May 31, 2008.

As of May 31, 2008, the capital loss carryovers available to offset future capital gains are as follows:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016
Opportunity Fund	$13,535,176	$20,954,523	$35,701,503	$22,992,793	$458,257	$32,106,135	$—	$—
Maryland Bond Fund	—	—	—	—	—	—	74,696	4,432
Intermediate Income Fund	—	—	—	—	—		3,518	—

Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by a Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of a Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

Each Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. Certain Tax Rules Applicable to the Funds’ Transactions

For Federal income tax purposes, when put and call options purchased by a Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When a Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by a Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by a Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. A Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If Brown Advisory Core International Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code or mark to market the PFIC’s shares, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the Distribution Requirement and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if a Fund so elects) of the calendar year. The balance of each Fund’s income must be distributed during the next calendar year. A Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, a Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. A Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

Each Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. Foreign Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income if legislation is extended that exempted such amounts from withholding for taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from a Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from a Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I. Foreign Income Tax

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that a Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

J. Maryland Taxes (Brown Advisory Maryland Bond Fund)

Distributions attributable to interest received by the Fund on Maryland municipal obligations and certain U.S. government obligations are generally exempt from Maryland state and local income taxes. Distributions attributable to the Fund’s other income or gains, however, are generally subject to these taxes. Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for purposes of Maryland state or local income tax.

Distributions of income derived from interest on Maryland municipal obligations may not be exempt from taxation under the laws of states other than Maryland.

To the extent the Fund receives interest on certain private activity bonds, a proportionate part of the exempt-interest dividends paid by the Fund may be treated as an item of tax preference for the Federal alternative minimum tax and Maryland’s tax on tax preference items. In addition to the preference item for interest on private activity bonds, corporate shareholders must include the full amount of exempt-interest dividends in computing tax preference items for purposes of the alternative minimum tax.

If you borrow money to purchase or carry shares of the Fund, the interest on your debt generally is not deductible for Federal income tax purposes.

7. OTHER MATTERS

A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following series:

Absolute Opportunities Fund (4)

Absolute Strategies Fund (1)

Adams Harkness Small Cap Growth Fund

Austin Global Equity Fund

Auxier Focus Fund (2)

Brown Advisory Core International Fund (4)

Brown Advisory Flexible Value Fund (f/k/a Flag

Investors – Equity Opportunity Fund) (6)

Brown Advisory Growth Equity Fund (3)

Brown Advisory Intermediate Income Fund (3)

Brown Advisory Maryland Bond Fund (4)

Brown Advisory Opportunity Fund (3)

Brown Advisory Small-Cap Growth Fund (5)

Brown Advisory Small-Cap Value Fund (3)

Brown Advisory Value Equity Fund (3)

Brown Advisory Small-Cap Fundamental Value Fund(3)

DF Dent Premier Growth Fund

Dover Long/Short Sector Fund (7)

Fountainhead Special Value Fund

Golden Large Cap Core Fund (7)

Golden Small Cap Core Fund (7)

Grisanti Brown Value Fund (7)

Jordan Opportunity Fund

Liberty Street Horizon Fund (8)

Merk Asian Currency Fund (9)

Merk Hard Currency Fund (9)

Payson Total Return Fund

Polaris Global Value Fund

The BeeHive Fund

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)	The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.
(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of this series.
(5)	The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)	The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.
(8)	The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the series and class will continue indefinitely until terminated.

2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class’ performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger or consolidation so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration under the 1940 Act or cause the Trust to incorporate under the laws of Delaware. Under the Trust Instrument, the Trustees may also, with shareholder approval, sell or convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trusts registration.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership

As of September 10, 2008, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Also as of that date, certain shareholders of record owned 5% or more of the shares of a Fund. Shareholders known by a Fund to own of record or beneficially 5% or more of the outstanding shares of a Fund are listed in Table 9 in Appendix B.

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 10, 2008, the following shareholders may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

Fund	Shareholder and Address	Percentage of Fund Owned
Brown Advisory Growth Equity Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	81.95%

Brown Advisory Growth Equity Fund A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	99.16%

Brown Advisory Value Equity Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	89.01%

Fund	Shareholder and Address	Percentage of Fund Owned
Brown Advisory Value Equity Fund A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	99.98%

Brown Advisory Small Cap-Growth Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	91.65%

Brown Advisory Small Cap-Growth Fund A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	97.87%

Brown Advisory Small Cap-Growth Fund D Shares	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	29.25%

Brown Advisory Small Cap-Growth Fund D Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	25.00%

Brown Advisory Small-Cap Value Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	82.50%

Brown Advisory Small-Cap Value Fund A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	100.00%

Brown Advisory Opportunity Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	56.53%

Brown Advisory Core International Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	96.55%

Brown Advisory Maryland Bond Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	83.44%

Brown Advisory Intermediate Income Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	80.95%

Brown Advisory Intermediate Income A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	61.07%

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, the Advisor and each Sub-Advisor are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust, the Advisor, each Sub-Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor, each Sub-Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The financial statements of each Fund for the fiscal year ended May 31, 2008, are included in the Fund’s Annual Report and are incorporated herein by reference. The financial statements include the schedule of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The financial statements have been audited by an independent registered public accounting firm other than BBD, as stated in their report, which is incorporated herein by reference.

Appendix A - Description Of Securities Ratings

A.	Long-Term Ratings

1.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.

Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•     Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•     Nature of and provisions of the obligation;

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-1

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-2

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•        Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•        The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•        The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-3

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-4

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.

Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

A-5

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-6

Appendix B – Miscellaneous Tables

Table 1 – Investment Advisory Fees

The following tables show the dollar amount of advisory fees accrued by each Fund, the amount of fee that was waived by the Advisor, if any, and the actual fees received by the Advisor.

Fund	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Brown Advisory Growth Equity Fund
Year Ended May 31, 2008	$556,430	$3,477	$552,953
Year Ended May 31, 2007	$471,456	$0	$471,456
Year Ended May 31, 2006	$371,178	$2,363	$368,815

Brown Advisory Value Equity Fund
Year Ended May 31, 2008	$1,582,605	$0	$1,582,605
Year Ended May 31, 2007	$1,375,467	$0	$1,375,467
Year Ended May 31, 2006	$1,053,723	$2,460	$1,051,263

Brown Advisory Small-Cap Growth Fund
Year Ended May 31, 2008	$1,658,726	$4,999	$1,653,727
Year Ended May 31, 2007	$1,403,822	$0	$1,403,822
Year Ended May 31, 2006	$1,323,158	$2,136	$1,321,022

Brown Advisory Small-Cap Value Fund
Year Ended May 31, 2008	$1,304,991	$4,459	$1,300,532
Year Ended May 31, 2007	$1,258,207	$0	$1,258,207
Year Ended May 31, 2006	$1,017,097	$2,052	$1,015,045

Brown Advisory Opportunity Fund
Year Ended May 31, 2008	$233,238	$45,007	$188,231
Year Ended May 31, 2007	$173,047	$79,708	$93,339
Year Ended May 31, 2006	$259,170	$39,080	$220,090

Brown Advisory Core International Fund
Year Ended May 31, 2008	$3,431,605	$0	$3,431,605
Year Ended May 31, 2007	$3,200,501	$0	$3,200,501
Year Ended May 31, 2006	$2,491,474	$0	$2,491,474

Brown Advisory Maryland Bond Fund
Year Ended May 31, 2008	$443,920	$443,920	$0
Year Ended May 31, 2007	$424,888	$74,879	$350,009
Year Ended May 31, 2006	$385,931	$0	$385,931

Brown Advisory Intermediate Income Fund
Year Ended May 31, 2008	$557,489	$0	$557,489
Year Ended May 31, 2007	$502,676	$0	$502,676
Year Ended May 31, 2006	$429,664	$0	$429,664

Table 2 – Front-End Sales Charges (A Shares and D Shares)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of A and D Shares.

Fund	Aggregate Sales Charge	Amount Retained	Amount Reallowed
Brown Advisory Growth Equity Fund – A Shares
Year Ended May 31, 2008	$35,760	$0	$35,760
Year Ended May 31, 2007	$32,065	$0	$32,065
Year Ended May 31, 2006	$0	$0	$0

Brown Advisory Value Equity Fund – A Shares
Year Ended May 31, 2008	$60,662	$0	$60,662
Year Ended May 31, 2007	$51,063	$0	$51,063
Year Ended May 31, 2006	$0	$0	$0

Brown Advisory Small-Cap Growth Fund – A Shares
Year Ended May 31, 2008	$59,952	$0	$59,952
Year Ended May 31, 2007	$10,122	$0	$10,122
Year Ended May 31, 2006	$0	$0	$0

Brown Advisory Small-Cap Growth Fund – D Shares
Year Ended May 31, 2008	$0	$0	$0
Year Ended May 31, 2007	$0	$0	$0
Year Ended May 31, 2006	$948	$0	$948

Brown Advisory Small-Cap Value Fund – A Shares
Year Ended May 31, 2008	$6,170	$0	$6,170
Year Ended May 31, 2007	$17,406	$0	$17,406
Year Ended May 31, 2006	$0	$0	$0

Brown Advisory Intermediate Income Fund – A Shares
Year Ended May 31, 2008	$35,633	$0	$35,633
Year Ended May 31, 2007	$29,486	$0	$29,486
Year Ended May 31, 2006	$0	$0	$0

Table 3 – Rule 12b-1 Fees (A Shares and D Shares)

The following tables show the dollar amount of fees paid to the Distributor by D Shares, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The amounts stated below were compensations to Broker/Dealers and none were for (i) advertising; (ii) printing and mailing of prospectuses to other than current shareholders; (iii) compensation to underwriters; (iv) compensation to sales personnel; (v) interest, carrying, or other financing charges; and (vi) other.

Fund	12b-1 Fee Paid	12b-1 Fee Waived	12b-1 Fee Retained
Brown Advisory Growth Equity Fund – A Shares
Year Ended May 31, 2008	$23,719	$0	$23,719
Year Ended May 31, 2007	$14,190	$0	$14,190
Year Ended May 31, 2006	$199	$0	$199

Brown Advisory Value Equity Fund – A Shares
Year Ended May 31, 2008	$31,227	$0	$31,227
Year Ended May 31, 2007	$18,897	$0	$18,897
Year Ended May 31, 2006	$362	$0	$362

Brown Advisory Small-Cap Growth Fund – A Shares
Year Ended May 31, 2008	$12,588	$0	$12,588
Year Ended May 31, 2007	$2,606	$0	$2,606
Year Ended May 31, 2006	$105	$0	$105

Brown Advisory Small-Cap Growth Fund – D Shares
Year Ended May 31, 2008	$32,214	$0	$32,214
Year Ended May 31, 2007	$33,330	$0	$33,330
Year Ended May 31, 2006	$38,853	$0	$38,853

Brown Advisory Small-Cap Value Fund – A Shares
Year Ended May 31, 2008	$4,439	$0	$4,439
Year Ended May 31, 2007	$2,278	$0	$2,278
Year Ended May 31, 2006	$25	$0	$25

Brown Advisory Intermediate Income Fund – A Shares
Year Ended May 31, 2008	$50,257	$0	$50,257
Year Ended May 31, 2007	$42,201	$0	$42,201
Year Ended May 31, 2006	$39,343	$0	$39,343

Table 4 – Compliance Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived, if any, and the actual fees received. The Compliance Agreement became effective on October 1, 2004.

Fund	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Brown Advisory Growth Equity Fund
Year Ended May 31, 2008	$13,250	$0	$13,250
Year Ended May 31, 2007	$8,369	$196	$8,173
Year Ended May 31, 2006	$7,635	$3,107	$4,528

Brown Advisory Value Equity Fund
Year Ended May 31, 2008	$27,365	$0	$27,365
Year Ended May 31, 2007	$14,395	$0	$14,395
Year Ended May 31, 2006	$12,471	$552	$11,919

Brown Advisory Small-Cap Growth Fund
Year Ended May 31, 2008	$23,614	$0	$23,614
Year Ended May 31, 2007	$12,254	$0	$12,254
Year Ended May 31, 2006	$12,031	$683	$11,348

Brown Advisory Small-Cap Value Fund
Year Ended May 31, 2008	$24,423	$0	$24,423
Year Ended May 31, 2007	$16,523	$176	$16,347
Year Ended May 31, 2006	$15,396	$3,905	$11,491

Brown Advisory Opportunity Fund
Year Ended May 31, 2008	$7,621	$0	$7,621
Year Ended May 31, 2007	$4,330	$114	$4,216
Year Ended May 31, 2006	$1,855	$652	$1,203

Brown Advisory Core International Fund
Year Ended May 31, 2008	$36,525	$0	$36,525
Year Ended May 31, 2007	$19,557	$4	$19,553
Year Ended May 31, 2006	$23,771	$1,633	$22,138

Brown Advisory Maryland Bond Fund
Year Ended May 31, 2008	$14,994	$0	$14,994
Year Ended May 31, 2007	$9,478	$88	$9,390
Year Ended May 31, 2006	$9,110	$2,076	$7,034

Brown Advisory Intermediate Income Fund
Year Ended May 31, 2008	$22,971	$0	$22,971
Year Ended May 31, 2007	$12,404	$0	$12,404
Year Ended May 31, 2006	$11,529	$847	$10,682

Table 5 – Administration Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator. For the period of June 1, 2005 through May 31, 2008, amounts reflect the Bundled Fee.

Fund	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Brown Advisory Growth Equity Fund
Year Ended May 31, 2008	$60,238	$0	$60,238
Year Ended May 31, 2007	$58,348	$0	$58,348
Year Ended May 31, 2006	$51,139	$992	$50,147

Brown Advisory Value Equity Fund
Year Ended May 31, 2008	$171,369	$0	$171,369
Year Ended May 31, 2007	$170,223	$0	$170,223
Year Ended May 31, 2006	$145,211	$2,852	$142,359

Brown Advisory Small-Cap Growth Fund
Year Ended May 31, 2008	$134,695	$0	$134,695
Year Ended May 31, 2007	$130,455	$0	$130,455
Year Ended May 31, 2006	$136,805	$2,692	$134,113

Brown Advisory Small-Cap Value Fund
Year Ended May 31, 2008	$105,938	$0	$105,938
Year Ended May 31, 2007	$116,823	$0	$116,823
Year Ended May 31, 2006	$105,791	$3,097	$102,694

Brown Advisory Opportunity Fund
Year Ended May 31, 2008	$18,992	$0	$18,992
Year Ended May 31, 2007	$16,121	$0	$16,121
Year Ended May 31, 2006	$8,156	$3	$8,153

Brown Advisory Core International Fund
Year Ended May 31, 2008	$277,892	$0	$277,892
Year Ended May 31, 2007	$299,311	$1	$299,310
Year Ended May 31, 2006	$245,531	$5,100	$240,431

Brown Advisory Maryland Bond Fund
Year Ended May 31, 2008	$72,178	$0	$72,178
Year Ended May 31, 2007	$79,016	$0	$79,016
Year Ended May 31, 2006	$79,920	$1,619	$78,301

Fund	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Brown Advisory Intermediate Income Fund
Year Ended May 31, 2008	$129,447	$0	$129,447
Year Ended May 31, 2007	$133,520	$0	$133,520
Year Ended May 31, 2006	$126,919	$2,495	$124,424

Table 6 – Accounting Fees

The following tables show the dollar amount of accounting fees accrued by each Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant. For the period of June 1, 2005 through May 31, 2008, amounts reflect the Bundled Fee.

Fund	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Brown Advisory Growth Equity Fund
Year Ended May 31, 2008	$24,671	$0	$24,671
Year Ended May 31, 2007	$12,221	$0	$12,221
Year Ended May 31, 2006	$7,388	$0	$7,388

Brown Advisory Value Equity Fund
Year Ended May 31, 2008	$25,906	$0	$25906
Year Ended May 31, 2007	$21,259	$0	$21,259
Year Ended May 31, 2006	$14,653	$0	$14,653

Brown Advisory Small-Cap Growth Fund
Year Ended May 31, 2008	$47,585	$0	$47,585
Year Ended May 31, 2007	$24,032	$0	$24,032
Year Ended May 31, 2006	$18,269	$0	$18,269

Brown Advisory Small-Cap Value Fund
Year Ended May 31, 2008	$31,224	$0	$31,224
Year Ended May 31, 2007	$16,938	$0	$16,938
Year Ended May 31, 2006	$11,679	$0	$11,679

Brown Advisory Opportunity Fund
Year Ended May 31, 2008	$1,485	$0	$1,485
Year Ended May 31, 2007	$2,800	$0	$2,800
Year Ended May 31, 2006	$1,249	$0	$1,249

Brown Advisory Core International Fund
Year Ended May 31, 2008	$35,837	$0	$35,837
Year Ended May 31, 2007	$53,668	$0	$53,668
Year Ended May 31, 2006	$49,369	$0	$49,369

Brown Advisory Maryland Bond Fund
Year Ended May 31, 2008	$24,730	$0	$24,730
Year Ended May 31, 2007	$7,871	$0	$7.871
Year Ended May 31, 2006	$9,314	$0	$9,314

Brown Advisory Intermediate Income Fund
Year Ended May 31, 2008	$36,916	$0	$36,916
Year Ended May 31, 2007	$18,273	$0	$18,273
Year Ended May 31, 2006	$18,734	$0	$18,734

Table 7 – Commissions

The following tables show the aggregate brokerage commissions of each Fund.

Fund	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor
Brown Advisory Growth Equity Fund
Year Ended May 31, 2008	$92,191	$0	0%	0%
Year Ended May 31, 2007	$44,992	$0	0%	0%
Year Ended May 31, 2006	$59,157	$0	0%	0%

Brown Advisory Value Equity Fund
Year Ended May 31, 2008	$238,898	$0	0%	0%
Year Ended May 31, 2007	$191,050	$0	0%	0%
Year Ended May 31, 2006	$340,179	$0	0%	0%

Brown Advisory Small–Cap Growth Fund
Year Ended May 31, 2008	$372,186	$0	0%	0%
Year Ended May 31, 2007	$303,773	$0	0%	0%
Year Ended May 31, 2006	$394,353	$0	0%	0%

Brown Advisory Small–Cap Value Fund
Year Ended May 31, 2008	$333,367	$0	0%	0%
Year Ended May 31, 2007	$240,973	$0	0%	0%
Year Ended May 31, 2006	$215,482	$0	0%	0%

Brown Advisory Opportunity Fund
Year Ended May 31, 2008	$87,102	$0	0%	0%
Year Ended May 31, 2007	$65,751	$0	0%	0%
Period Ended May 31, 2006	$19,930	$0	0%	0%

Brown Advisory Core International Fund
Year Ended May 31, 2008	$1,886,268	$0	0%	0%
Year Ended May 31, 2007	$293,777	$0	0%	0%
Year Ended May 31, 2006	$330,742	$0	0%	0%

Fund	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor	% of Transactions Executed by an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor
Brown Advisory Maryland Bond Fund
Year Ended May 31, 2008	$0	$0	0%	0%
Year Ended May 31, 2007	$0	$0	0%	0%
Year Ended May 31, 2006	$0	$0	0%	0%

Brown Advisory Intermediate Income Fund
Year Ended May 31, 2008	$0	$0	0%	0%
Year Ended May 31, 2007	$0	$0	0%	0%
Year Ended May 31, 2006	$0	$0	0%	0%

Table 8 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

Fund	Regular Broker or Dealer	Value Held
Brown Advisory Growth Equity Fund	Morgan Stanley	$1,017,290
Brown Advisory Value Equity Fund	Morgan Stanley	4,277,705
Brown Advisory Small-Cap Growth Fund	None	None
Brown Advisory Small-Cap Value Fund	None	None
Brown Advisory Opportunity Fund	Morgan Stanley	587,817
Brown Advisory Core International Fund	None	None
Brown Advisory Maryland Bond Fund	None	None
Brown Advisory Intermediate Income Fund	Lehman Brothers Holdings, Inc. Merrill Lynch & Co., Inc.	1,293,505 1,780,000

Table 9 – 5% Shareholders

The following tables lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund, as of September 15, 2008.

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Opportunity Fund	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	56.53%

	Prudential Investment Management Service 3 Gateway Center, 14th Floor Newark, NJ 07102-4077	19.10%

Brown Advisory Small-Cap Value Fund	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	82.50%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	7.62%

Brown Advisory Core International Fund Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	96.55%

Brown Advisory Value Equity Fund - Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place - Suite 400 Milwaukee, WI 53224	89.01%

Brown Advisory Small-Cap Growth Fund - Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place – Suite 400 Milwaukee, WI 53224	91.65%

Brown Advisory Growth Equity Fund - Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place – Suite 400 Milwaukee, WI 53224	81.95%

	Prudential Investment Management Service 3 Gateway Center, 14th Floor Newark, NJ 07102-4077	7.83%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94101	7.63%

Brown Advisory Maryland Bond Fund - Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place – Suite 400 Milwaukee, WI 53224	83.44%

Fund	Shareholder and Address	Percentage of Class Owned

	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	8.81%

	Prudential Investment Management Service 3 Gateway Center, 14th Floor Newark, NJ 07102-4077	6.98%

Brown Advisory Growth Equity Fund - A Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place – Suite 400 Milwaukee, WI 53224	99.16%

Brown Advisory Small Cap-Growth Fund - D Shares	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	29.25%

	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	25.00%

	RBC Capital Markets Corporation One Liberty Plaza 165 Broadway New York, NY 10006-4422	5.37%

Brown Advisory Value Equity Fund - A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	99.98%

Brown Advisory Intermediate Income - A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	61.07%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	15.77%

Brown Advisory Intermediate Income - Institutional Shares	Vallee Co. c/o MI Trust Co. N.A. 11270 West Park Place – Suite 400 Milwaukee, WI 53224	80.95%

Fund	Shareholder and Address	Percentage of Class Owned

	Prudential Investment Management Service 3 Gateway Center, 14th Floor Newark, NJ 07102-4077	7.79%

	Saxon Co. P.O. Box 7780-1888 Philadelphia, PA 19182	7.29%

Brown Advisory Small-Cap Value Fund - A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	100.00%

Brown Advisory Small-Cap Growth Fund - A Shares	First Clearing, LLC Wachovia 10700 Wheat First Drive Glen Allen, VA 23060	97.87%

Appendix C – Proxy Voting Procedures

FORUM FUNDS

Policies and procedures for SHAREHOLDER voting

July 31, 2003

As Amended September 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds ( the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. Scope

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(4)Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(3) Common Stock Increase Authorization. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E) Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

CARDINAL CAPITAL MANAGEMENT, L.L.C.

PROXY VOTING POLICIES AND PROCEDURES

As of August 1, 2003

I. Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Cardinal Capital has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. Proxy Voting Procedures

(a) All proxies received by Cardinal Capital will be sent to Thomas J. Spelman. Thomas J. Spelman will:

(1) Keep a record of each proxy received;

(2) Forward the proxy to the appropriate Portfolio Manager.

(3) Determine which accounts managed by Cardinal Capital hold the security to which the proxy relates;

(4) Provide the Portfolio Manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Cardinal Capital must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(5) Absent material conflicts (see Section IV), the Portfolio Manager will determine how Cardinal Capital should vote the proxy. The Portfolio Manager will send its decision on how Cardinal Capital will vote a proxy to Thomas J. Spelman. Thomas J. Spelman is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

(6) Cardinal Capital may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, Thomas J. Spelman shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

In the absence of specific voting guidelines from the client, Cardinal Capital will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.

Cardinal Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

Generally, Cardinal Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Generally, Cardinal Capital will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, Cardinal Capital shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

(1)	Whether the proposal was recommended by management and Cardinal Capital’s opinion of management;

(2)	Whether the proposal acts to entrench existing management; and

(3)	Whether the proposal fairly compensates management for past and future performance.

IV. Conflicts of Interest

(1) Thomas J. Spelman will identify any conflicts that exist between the interests of Cardinal Capital and its clients. This examination will include a review of the relationship of Cardinal Capital and its affiliates with the issuer of each security [and any of the issuer’s affiliates] to determine if the issuer is a client of Cardinal Capital or an affiliate of Cardinal Capital or has some other relationship with Cardinal Capital or a client of Cardinal Capital.

(2) If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Cardinal Capital will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Cardinal Capital determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Cardinal Capital will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

V. Disclosure

(a) Cardinal Capital will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Thomas J. Spelman via e-mail or telephone at tspelman@cardcap.com in order to obtain information on how Cardinal Capital voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Cardinal Capital voted the client’s proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Cardinal Capital’s Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients (who will already have been sent Cardinal Capital’s Form ADV Part II, which is required to be offered to clients annually) either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. Recordkeeping

Thomas J. Spelman will maintain files relating to Cardinal Capital’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Cardinal Capital. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) A copy of each proxy statement that Cardinal Capital receives, provided however that Cardinal Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

(c) A record of each vote that Cardinal Capital casts.

(d) A copy of any document Cardinal Capital created that was material to making a decision how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Cardinal Capital voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Cardinal Capital voted its proxies.

BROWN INVESTMENT ADVISORY, INCORPORATED

PROXY VOTING PROCEDURES AND POLICIES

REGARDING BROWN ADVISORY GROWTH EQUITY FUND,

BROWN ADVISORY VALUE EQUITY FUND,

BROWN ADVISORY FLEXIBLE VALUE FUND,

BROWN ADVISORY SMALL-CAP GROWTH FUND,

BROWN ADVISORY SMALL-CAP VALUE FUND,

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND,

BROWN ADVISORY OPPORTUNITY FUND,

BROWN ADVISORY CORE INTERNATIONAL FUND

AS OF FEBRUARY 17, 2009

I. GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the “Advisor”) has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund (each a “Fund”), each a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Advisor will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment advisor to the Funds, Advisor has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Advisor the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Advisor.

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A “conflict of interest,” means any circumstance when the Advisor (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Advisor has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.	A copy of each proxy statement that the Advisor receives, provided however that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

MUNDER CAPITAL MANAGEMENT

PROXY VOTING POLICY

Munder Capital has adopted and implemented Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that Munder Capital votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of its clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Munder Capital has retained ISS Governance Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder Capital has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with Munder Capital’s Proxy Procedures. The Proxy Committee meets as needed to administer Munder Capital’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder Capital’s client accounts.

Munder Capital generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder Capital holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, Munder Capital will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.

In each instance where Munder Capital does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where Munder Capital does separately review ISS’s recommendation, Munder Capital may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, Munder Capital determines that such vote is in the best interests of its clients.

Munder Capital generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder Capital’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder Capital generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder Capital will generally refrain from voting or vote with management. Munder Capital is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder Capital believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because Munder Capital may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder Capital’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of its clients and to identify any actual or potential conflicts between the interests of Munder Capital and those of its clients. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder Capital has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. If approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder Capital will vote the shares in accordance with ISS’s recommendation.

A copy of Munder Capital’s Proxy Voting Policies and Procedures can be found at www.munder.com.

Statement of Additional Information

February 17, 2009

(As Supplemented April 3, 2009)

Investment Advisor:	Brown Advisory Flexible Value Fund A Shares Institutional Shares
Brown Investment Advisory Incorporated
901 S. Bond Street
Suite 400
Baltimore, MD 21231 www.brownadvisory.com

Account Information and Shareholder Services:
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
(800) 540-6807

This Statement of Additional Information (“SAI”) supplements the Prospectus dated February 17, 2009 (As Supplemented February 26, and April 3, 2009) as may be amended from time to time, offering Brown Advisory Flexible Value Fund (formerly known as Flag Investors - Equity Opportunity Fund), a series of Forum Funds. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citi Fund Services Ohio, Inc. at the address, website or telephone number listed above. Financial statements for the Fund for the fiscal year ended October 31, 2008 are included in the Fund’s Annual Report to shareholders and are incorporated by reference into, and legally are a part of, this SAI.

Copies of the Annual Report may be obtained, when available, without charge, upon request by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Citi.

“Administrator” means Citi.

“Advisor” means Brown Investment Advisory Incorporated, the Fund’s investment advisor.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

“Citi” means Citi Fund Services Ohio, Inc.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Brown Investment Advisory & Trust Company.

“Distributor” means Foreside Fund Services, LLC.

“FCS” means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

“Fund” means the Brown Advisory Flexible Value Fund (formerly known as Flag Investors – Equity Opportunity Fund).

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means U.S. Internal Revenue Service.

“Moody’s” means Moody’s Investors Service, Inc.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Citi.

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations as promulgated thereunder.

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1. INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. This section discusses certain investments that the Fund may make in greater detail than the Fund’s Prospectus. Please see the Prospectus for a discussion of the principal investment policies and risks of investing in the Fund.

A. Equity Securities

1. Common and Preferred Stock

General. The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. The Fund may invest in convertible securities. The Fund may also invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Security Ratings Information

Security Ratings Information. The Fund may purchase (1) rated convertible securities and preferred stock provided that no more than 10% of total assets of the Fund invested in such securities is rated below investment-grade, and (2) unrated convertible securities and preferred stock if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Advisor determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss. Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices.

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To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

3. Warrants

General. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of the Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the U.S. Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

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Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

C. Fixed Income Securities

1. U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

2. Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds). The Fund may invest in non-convertible preferred stock. Non-convertible preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although non-convertible preferred stock is usually junior to the debt securities of the issuer. Non-convertible preferred stock is not convertible into the common stock of the issuer unlike most preferred stock. Non-convertible preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. It generally has higher yields than the dividends paid on common stock or the yields paid on convertible preferred stock and it is less subject to fluctuation in value than the underlying stocks since it has fixed income characteristics. Non-convertible preferred stock may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. Non-convertible securities rank senior to common stock and comparable convertible preferred stock in a company’s capital structure. Because of these characteristics, the Fund considers non-convertible preferred stock to be a fixed-income security.

3. Government and Agency Mortgage-Backed Securities. The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

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The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

4. Lower Rated / High-Yield Securities. The Fund may invest in securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities. The Fund does not expect to invest more than 10% of its total assets in high yield securities.

Interest Rate and Economic Risk. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in the Fund’s net asset value. During these periods, some high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, the Fund may need to replace or sell a high yield security that it owns at unfavorable prices or returns. Accordingly, such high yield securities held by the Fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of the Fund’s investment portfolio and the Advisor’s careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund’s investment portfolio.

Securities Ratings and Credit Risk. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to accurately rate, change credit ratings, or to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.

The Advisor continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Advisor primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. The Advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer. Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor’s research and credit analysis are an integral part of managing any securities of this type held by the Fund.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, the Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. It may be difficult to assess the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by the Fund.

5. Variable Amount Master Demand Notes. The Fund may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

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The Fund may invest in variable and floating rate securities. Fixed income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when the Advisor believes the interest income from the instrument justifies any principal risks associated with the instrument. The Advisor may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Advisor will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Advisor monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

6. Other Fixed Income Securities. The Fund may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance.

The Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

The Fund may invest in foreign fixed income securities; the Fund will invest no more than 20% of its total net asset value in foreign debt securities.

7. Additional Risks of Fixed Income Securities.

General. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed income securities.

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Credit Risk. The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for interest income and capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately.

The Advisor may use NRSRO ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer’s current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund’s lowest permissible rating category if the Advisor determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Foreign Securities Risks. To the extent that the Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

D. Illiquid and Restricted Securities

1. Private Placement and Other Restricted Securities.

Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other “restricted” securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), and may not be readily marketable.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund.

Private placement and other restricted securities may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Restricted securities that are “illiquid” are subject to a Fund’s policy of not investing more than 15% of its net assets in illiquid securities. The Advisor will evaluate the liquidity characteristics of restricted securities on a case-by-case basis and will consider the factors described below in connection with its evaluation. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Illiquid Securities. A Fund may invest in illiquid and restricted securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

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Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities” or “private placements”); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds (“Pooled Investment Vehicles”).

Risks. Certain risks are associated with holding illiquid and restricted securities. Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E. Options

General. Under normal conditions the Fund does not expect to use options as part of their respective strategies; however, the Fund may write covered call options. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price.

Specifically, the Fund may write options on securities in which it may invest or on market indices based in whole or in part on such securities it may invest.

Currently, the Fund does not have any intention of investing in options for purposes other than hedging. If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain an offsetting (“covered”) position in the underlying security or an offsetting option. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”) in a segregated account with that Fund’s Custodian in the prescribed amount. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

Risks. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Advisor’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

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F. Investment Company Securities

1. Open-End and Closed-End Investment Companies

General . The Fund may invest in shares of closed-end investment companies that invest chiefly in shares of companies located outside the United States. The Fund may also invest in shares of other open-end and closed-end investment companies consistent with its investment objectives and strategies. The Fund may invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include (1) money market mutual funds, which are not subject to the percentage limitations set forth above and (2) exchange-traded funds as discussed below.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

2. Exchange-Traded Funds

General. The Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies whose securities may be bought and sold on a national securities exchange. Most ETFs are designed to track a particular market segment or index.

Risks. The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track, . Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

3. Other Pooled Investment Vehicles

General. The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Risks. To the extent that the Fund invests in Pooled Investment Vehicles, such investments may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities above). In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

G. Foreign Currencies Transactions

General. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis or at the rate prevailing in the foreign exchange market.

Risks. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another.

H. Leverage Transactions

General. The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when its Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return. (See “Risks” below.)

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Borrowing The Fund may borrow money from a bank in amounts up to 33 1 / 3 % of total assets at the time of borrowing. The Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1 / 3 % of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments.

The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

2. Risks Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income was not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

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Segregated Assets. Under certain circumstances, the Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to certain investments by the Fund, including leverage transactions and investments in Pooled Investment Vehicles. The Fund will comply with such SEC guidelines, including, as necessary, by setting aside on its books and records cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be marked to market daily and will be at least equal to the Fund’s commitments under the relevant transactions and to relevant Pooled Investment Vehicle(s).

K. Recent Market Events. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue. In response, the U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

The reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

L. Concentration. The Fund is not concentrated, and, therefore, does not invest 25% or more of its assets in any one industry.

M. Temporary Defensive Position. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by the Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

N. Core and Gateway ®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. The Fund, however, must provide 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments (“80% Policy”). If the Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval.

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1. Diversification

The Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Issuance of Senior Securities

The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. Borrowing Money

The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. Underwriting Activities

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

5. Concentration

Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

6. Purchase and Sale of Real Estate

The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

7. Purchase and Sale of Commodities

The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

8. Making Loans

The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

9. Pooled Funds

The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of their assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.

B. Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

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2. Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4. Exercising Control of Issuers

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

5. Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value and (2) repurchase agreements not entitling the holder to payment of principal within seven days. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3. MANAGEMENT

A. Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee of the Trust due to his affiliation with a service provider to the Trust. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 Chairman of the Board since 2004	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995-2002.

Costas Azariadis Born: 1943	Trustee Chairman, Valuation Committee	Trustee since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Trustee since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England).

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Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Interested Trustee

John Y. Keffer [1] Born: 1942	Trustee Chairman, Contracts Committee	Trustee since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003-2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A. 1986-2003).

Officers

Stacey E. Hong Born: 1966	President	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003- May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young May 1988- March 1992.

Simon D. Collier Born: 1961 Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Principal Executive Officer	Since June 2005	Partner, Foreside Financial Group, LLC since April 2005 (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company) since May 2008; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005. Mr. Collier serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Karen Shaw Born: 1972	Treasurer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Trudance L. Bakke Born: 1971 Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Principal Financial Officer	Since 2006	Director, Foreside Management Services, LLC since 2006; Product Manager, Citi 2003-2006; Senior Manager of Corporate Finance, Forum 1999-2003. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-endfunds for which the Distributor or its affiliates, act as distributor or provider of other services.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.

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Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

[1]	Since 1997, John Y. Keffer has been President and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC is a subsidiary of Forum Trust, LLC.

B. Trustee Ownership in the Fund and in Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Funds Overseen by Trustee in the Trust
Interested Trustees
John Y. Keffer	None	None

Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	$10,001-$50,000

C. Ownership of Securities of the Advisor and Related Companies

As of December 31, 2008 no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. Information Concerning Trust Committees

1. Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended October 31, 2008, the Audit Committee met seven times.

2. Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended October 31, 2008, the Nominating Committee did not meet.

3. Valuation Committee

The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended October 31, 2008, the Valuation Committee met seven times.

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4. Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended October 31, 2008, the QLCC did not meet.

5. Contracts Committee

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended October 31, 2008, the Contracts Committee did not meet.

6. Compliance Committee

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officer (“CCO”). The Compliance Committee oversees the Trust’s CCO and any compliance matters that arise and relate to the Trust. During the fiscal year ended October 31, 2008, the Compliance Committee did not meet.

E. Compensation of Trustees and Officers

Each Independent Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust for the fiscal year ended October 31, 2008.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits	Total Compensation from Trust
Costas Azariadis	$143	$0	$27,250
James C. Cheng	$162	$0	$27,750
J. Michael Parish	$226	$0	$38,750
John Y. Keffer	$30	$0	$9,250

F. Investment Advisor

1. Services of Advisor

The Advisor serves as investment advisor to the Fund pursuant to investment advisory agreements with the Trust (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2. Ownership of Advisor

Brown, a corporation organized under the laws of Maryland, does business under the name of Brown Advisory. Brown is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown is a wholly owned subsidiary of Brown Trust, a trust company operating under the laws of Maryland. Brown Trust is a wholly owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Trust operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. Brown and its affiliates have provided investment advisory and management services to clients for over 10 years. As of September 30, 2008, Brown and its affiliates (excluding an affiliated broker-dealer) had approximately $11.6 billion of assets under management.

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3. Information Regarding Portfolio Managers

The following information regarding R. Hutchings Vernon, Nina Yudell and Michael Foss, the Fund’s co-portfolio managers, has been provided by the Advisor.

Other Accounts Under Management. As of November 13, 2008, in addition to the Fund, Mr. Vernon serviced one pooled account with assets of $21.7 million, 24 other accounts with combined assets of approximately $1 billion and no other mutual funds. None of these accounts pay the Advisor a performance-based management fee.

As of November 13, 2008, in addition to the Fund, Ms. Yudell serviced 28 other accounts with combined assets of $97.6 million and no other mutual funds or pooled vehicles. None of these accounts pay the Advisor a performance-based management fee.

As of February 15, 2009, in addition to the Fund, Mr. Foss serviced 21 other accounts with combined assets of $240 million and no other mutual funds or pooled vehicles. None of these accounts pay the Advisor a performance-based management fee.

Conflicts of Interest for Portfolio Managers. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.

Information Concerning Compensation of Portfolio Managers.

As of November 13, 2008, each portfolio manager receives a compensation package that include a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor’s business. When evaluating a portfolio manager’s performance the Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre- tax investment return over the prior 1, 3, and 5 year periods.

All portions of a portfolio manager’s compensation package are paid by the Advisor and not by any client account.

Portfolio Managers’ Ownership in the Fund.

As of November 13, 2008, As of November 13, 2008, Mr. Vernon owned between $500,001 and $1 million of the Fund. As of November 13, 2008, Ms. Yudell owned between $100,001 and $500,000 of the Fund. As of February 15, 2009, Mr. Foss owned between $50,001 and $100,000 of the Fund.

4. Fees

The Advisor’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. The Advisor’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Advisor with assets invested in the Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of fees payable by the Fund to Alex. Brown Investment Management, LLC, the Fund’s previous advisor, for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

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5. Other Provisions of Advisory Agreement

The Advisor is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G. Distributor

1. Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry National Regulatory Authority.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively the “Financial Institutions”) for distribution of shares of the Fund (see “Purchase and Redemption Information—Purchases through Financial Institutions”). The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective. Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares. Prior to April 25, 2006, the Distributor received and reallowed sales charges paid by purchasers of D Shares to certain Financial Institutions.

Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, all or a portion of the sales charge paid by the purchasers of A Shares.

Table 2 in Appendix B shows the dollar amount of fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data shown is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations). The Distributor is not affiliated with the Advisor, Citi or Citi’s affiliates.

2. Distribution Plan (A Shares)

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares of the Funds. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Funds. The plan is a core component of the ongoing distribution of A Shares. Mr. Collier an officer of the Trust and who has an ownership interest in the Distributor, has a direct financial interest in the operations of the plan due to his ownership interest in the Distributor.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to the Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of the Fund’s shares for sale to the public.

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The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund’s A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the applicable Fund’s A Shares.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the Plan. No other payee received compensation from the Fund pursuant to the Plan during the most recently completed fiscal year. The data is for the last three fiscal years (or shorter depending on the Fund’s commencement of operations).

H. Compliance Services

From May 31, 2008 to December 31, 2008, Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”), provided the Fund with a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions.

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Trust dated October 1, 2004, as amended and restated June 1, 2005 and August 8, 2006 and subject to approval by the Board, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, currently provides a PEO, PFO, CCO, and an AMLCO to the Trust as well as certain additional compliance support functions (“Compliance Services”). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its series.

For making available the CCO, AMLCO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee of (i) $22,500 (allocated equally to all Trust series for which the Advisor provides management services), $5,000 per Fund, $5,000 per sub-advisor; and an (ii) annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board or by FCS with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, (1) FCS is not liable to the Trust or the Trust’s shareholders for any act or omission, and (2) FCS and certain related parties (“FCS Indemnitees”) are indemnified by the Trust against any and all claims and expenses related to an FCS Indemnitee’s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of FCS’s duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix B shows the dollar amount of the fee paid to FCS, the amount of the fee waived by FCS and the actual fees retained by FCS accrued by the Funds, the amount of the fee waived, and the actual fees received. The data is for the past three fiscal years (or shorter depending on the Fund’s commencement of operations).

I. Other Fund Service Providers

1. Administrator, Accountant and Transfer Agent

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the “Citi Agreement”) with the Trust. The Administrator administers the Trust’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Funds; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and

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semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust’s tax returns, the preparation of financial statements and related reports to the Trust’s shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust’s investment Advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Advisor, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and with respect to the Fund, and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citi is not liable to the Trust or the Trust’s shareholders for any action or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi’s officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to Citi’s actions or omissions that are consistent with Citi’s contractual standard of care.

Under the Citi Agreement, in calculating the Fund’s NAV, Citi is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $110,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Advisor has agreed to reimburse the Fund for Citi’s fees pursuant to the Expense Limitation.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of fees waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Funds’ commencement of operations). For the period of May 31, 2008 through December 31, 2008, Atlantic provided services similar to those of Citi.

Table 6 in Appendix B shows the dollar amount of the fees accrued by the Funds, the amount of fees waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Funds’ commencement of operations).

2. Custodian

The Fund’s custodian is Brown Investment Advisory & Trust Company (the “Custodian”), an affiliate of the Advisor. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, the Custodian receives a fee of 0.01% of the Fund’s first $1 billion in assets; 0.0075% on Fund assets between $1 billion and $2 billion; 0.0050% on Fund assets between $2 billion and $6 billion; and 0.0025% on Fund assets greater than $6 billion. The Fund also pays the Custodian an annual maintenance fee of $3,600, plus certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

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3. Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Trust.

4. Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

4. PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

B. Commissions Paid

Table 7 in Appendix B shows the aggregate broker commissions paid by the Fund. The data presented is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

C. Advisor Responsibility for Purchases and Sales

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Advisor seeks “best execution” for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. The Advisor’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Advisor’s duties, the Advisor may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

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E. Obtaining Research from Brokers

The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker’s services in placing trades including securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems and formal databases. Typically, the research will be used to service all of the Advisor’s accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor’s fees are not reduced by reason of the Advisor’s receipt of research services. Since most of the Advisor’s brokerage commissions for research are for economic research on specific companies or industries, and since the Advisor follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit the Advisor’s clients and the Fund’s investors.

Table 9 in Appendix B lists each broker to whom the Fund directed brokerage over the last fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

F. Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. Transactions through Affiliates

The Advisor may effect brokerage transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in an Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by an Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s annual portfolio turnover rates are provided in the “Financial Highlights” section of the Fund’s Prospectus.

J. Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 8 in Appendix B lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the Fund’s most recent fiscal year. Table 8 also includes the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

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K. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s semi-annual or annual report to shareholders (when each becomes available) or a copy of the Fund’s Form N-Q (when it becomes available) which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s Form N-Q (when it becomes available) and the Fund’s semi-annual or annual report to shareholders (when it becomes available) by accessing the SEC’s website at www.sec.gov.

In addition, the Fund’s Advisor may make publicly available on a monthly basis information regarding the Fund’s portfolio holdings or a portion thereof such as its top ten holdings and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holdings information is made available through the Fund’s or Advisor’s website, and marketing communications (including printed advertisements and sales literature). Such information is generally released between 7 and 15 days after the month end. Securities that are being actively bought or sold may be excluded from the monthly disclosure if the Advisor believes such disclosure would be harmful to the Fund.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retailed them to perform. The Fund’s Advisor, who manages the Fund’s portfolio, has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS) may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Fund’s Trustees and officers, FCS, mailing services and financial printers, legal counsel to the Fund, legal counsel to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive portfolio holdings information on an as needed basis.

From time to time the Advisor also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Fund’s portfolio holdings. With respect to the Trustees, its officers, the Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

5. PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent or through an authorized financial institution.

The Fund accepts orders for the purchase, exchange or redemption of shares on any weekday except days when the NYSE is closed.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

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B. Additional Purchase Information

Shares of the Fund are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of a Fund class may be higher than a Fund class’ NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. At the Advisor’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s Prospectus or the Financial Institution’s contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

C. Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

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D. NAV Determination

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). See “How and When NAV is Determined” in the Prospectus for more information.

Interests in Pooled Investment Vehicles will be subject to fair valuation. In general, the fair value of such interests will be equal to the amount that the Fund could reasonably expect to receive from the vehicle itself in a redemption or from a third party in a sale, at the time of valuation, based on information that is available at the time of the valuation and that the Fund reasonably believes to be reliable. In determining fair value for investments in Pooled Investment Vehicles, the Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation.

E. Distributions

Distributions of net investment income will be reinvested at the applicable Fund class’ NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class’ NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and the information in this section relate solely to Federal income tax law and assumes that the Fund qualifies as a “regulated investment company” (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax provisions applicable to them.

The tax year end and fiscal year end of the Fund have been October 31. Going forward the Fund’s fiscal year end will be May 31.

A. Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long- term capital loss, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

•

The Fund must distribute annually to its shareholders at least 90% of its investment company taxable income each tax year (certain distributions made by a Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

•

The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•	The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of

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the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has underdistributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if the Fund fails to qualify for that treatment).

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010, at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) provided that holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.” The Fund’s distribution of dividends that it receives from REITs generally do not constitute “qualified dividend income.”

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

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Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. Certain Tax Rules Applicable to the Fund’s Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market

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gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the Distribution Requirement and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets

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to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7. OTHER MATTERS

A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following series:

Absolute Opportunities Fund (4)

Absolute Strategies Fund (1)

Adams Harkness Small Cap Growth Fund

Austin Global Equity Fund

Auxier Focus Fund (2)

Brown Advisory Core International Fund (4)

Brown Advisory Flexible Value Fund (f/k/a Flag Investors – Equity Opportunity Fund) (6)

Brown Advisory Growth Equity Fund (3)

Brown Advisory Intermediate Income Fund (3)

Brown Advisory Maryland Bond Fund (4)

Brown Advisory Opportunity Fund (3)

Brown Advisory Small-Cap Growth Fund (5)

Brown Advisory Small-Cap Value Fund (3)

Brown Advisory Small-Cap Fundamental Value Fund(3)

Brown Advisory Value Equity Fund (3)

DF Dent Premier Growth Fund

Dover Long/Short Sector Fund (7)

Fountainhead Special Value Fund

Golden Large Cap Core Fund (7)

Golden Small Cap Core Fund (7)

Grisanti Brown Value Fund (7)

Jordan Opportunity Fund

Liberty Street Horizon Fund (8)

Merk Asian Currency Fund (9)

Merk Hard Currency Fund (9)

Payson Total Return Fund

Polaris Global Value Fund

The BeeHive Fund

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.
(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)	The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Fundamental Value Fund are not publicly offered.
(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of this series.
(5)	The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.
(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)	The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional Class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.
(8)	The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor classes of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

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The Trust and each series and classes thereof will continue indefinitely until terminated.

2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class’ performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution , liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are not any conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger or consolidation so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration under the 1940 Act or cause the Trust to incorporate under the laws of Delaware. Under the Trust Instrument, the Trustees may also, with shareholder approval, sell or convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trusts registration.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B. Fund Ownership

As of February 9, 2009, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund. As of February 9, 2009, certain shareholders of record owned 5% or more of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of the Fund or class are listed in Table 10 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 9, 2009, no shareholder may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

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The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Advisor are included in Appendix C . Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2008 are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The financial statements of the Fund for the fiscal year ended October 31, 2008 which are included in the Fund’s annual reports to shareholders, are incorporated herein by reference. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets, financial highlights, and notes to financial statements. The financial statements have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon report of such firm, given upon their authority as experts in accounting and auditing.

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Appendix A – Description of Securities Ratings

A. Long-Term Ratings

1. Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the obligation;

•        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

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CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3. Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

• Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

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• The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

• The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B. Preferred Stock Ratings

1. Moody’s Investors Service

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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C. Short Term Ratings

1. Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2. Standard and Poor’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3. Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

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F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

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Appendix B

Miscellaneous Tables

Tables 1 through 9 and Table 10 provide information for the Fund for the last three fiscal years (or shorter period depending on the Fund’s commencement of operations) ended October 31.

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees paid to Alex Brown Investment Management LLC (“ABIM”), the Fund’s previous Advisor, by the Fund, the amount of fee that was waived by ABIM, if any, and the actual fees received by ABIM. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Advisory Fee	Advisory Fee Waived	Advisory Fee Retained
Year Ended October 31, 2008	$152,810	$152,810	$0
Year Ended October 31, 2007	$45,268	$45,268	$0

Table 2 – Distribution Plan – A Shares Only

The following table shows the dollar amount of fees accrued by the Fund, pursuant to the 12b-1 Distribution Plan, the amount of fee that was waived by the Distributor or its agents, if any, and the actual fees received by the Distributor or its agents. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Distribution Fee	Distribution Fee Waived	Distribution Fee Retained
Year Ended October 31, 2008	$2,853	$0	$2,853
Year Ended October 31, 2007	$840	$0	$840

Table 3 – Front-End Sales Charge (A Shares)

The following table shows the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of A Shares. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Aggregate Sales Charge	Amount Retained	Amount Reallowed
Year Ended October 31, 2008	$1,212	$0	$1,212
Year Ended October 31, 2007	$3,733	$0	$3,733

Table 4 – Compliance Fees

The following table shows the dollar amount of fees payable to FCS and Atlantic, as the Fund’s prior compliance services provider, with respect to the Fund, the amount of fees that were waived by FCS and Atlantic, if any, and the actual fees received by FCS. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Compliance Fee	Compliance Fee Waived	Compliance Fee Retained
Year Ended October 31, 2008	$26,283	$0	$26,283
Year Ended October 31, 2007	$20,770	$0	$20,770

Table 5 – Administration Fees

The following tables show the dollar amount of fees payable to Citi and Atlantic, as the Fund’s prior administrators, with respect to the Fund, the amount of fees that were waived by Citi and Atlantic, if any, and the actual fees received by Citi and Atlantic. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

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	Administration Fee	Administration Fee Waived	Administration Fee Retained
Year Ended October 31, 2008	$232,389	$77,463	$154,926
Year Ended October 31, 2007	$107,081	$24,367	$82,714

Table 6 – Accounting Fees

The following table shows the dollar amount of fees paid to Citi and Atlantic, the Fund’s prior accountants, with respect to the Fund, the amount of fees that were waived by Citi and Atlantic, if any, and the actual fees received by Citi and Atlantic. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Accounting Fee	Accounting Fee Waived	Accounting Fee Retained
Year Ended October 31, 2008	$24,056	$4,000	$20,056
Year Ended October 31, 2007	$8,000	$8,000	$0

Table 7 – Commissions

The following table shows the brokerage commissions of the Fund. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund or Advisor	% of Brokerage Commissions Paid to an Affiliate of the Fund or Advisor	% of Transactions Executed by an Affiliate of the Fund or Advisor
Year Ended October 31, 2008	$24,799	$0	$0	$0
Year Ended October 31, 2007	$15,755	$0	$0	$0

Table 8 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past three fiscal years (or shorter period depending on the Fund’s commencement of operations) and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

	Regular Broker or Dealer	Value Held
Year Ended October 31, 2008	N/A	$0
Year Ended October 31, 2007	N/A	$0

Table 9 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions generated there from.

	Broker	Amount Directed	Amount of Commission Generated
Year Ended October 31, 2008	N/A	$0	$0
Year Ended October 31, 2007	N/A	$0	$0

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Table 10 – 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of the shares of the Fund, as of February 9, 2009.

Class A

Name and Address	Percentage of Class Owned
FIRST CLEARING LLC ONE NORTH JEFFERSON AVENUE ST. LOUIS, MO 63103	43.91%

FERRIS BAKER WATTS INC 1700 PENNSYLVANIA AVE NW SUITE 700 WASHINGTON, DC 20006	20.23%

LPL FINANCIAL 9785 TOWNE CENTER DR SAN DIEGO, CA 92121	16.32%

PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NJ 07399	10.84%

Institutional Class

Name and Address	Percentage of Class Owned
PERSHING LLC ONE PERSHING PLAZA JERSEY CITY, NY 07399	84.88%

BRUCE E BEHRENS 7506 L HIRONDELLE CLUB RD RUXTON, MD 21204	5.07%

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Appendix C – Proxy Voting Procedures

FORUM FUNDS

POLICIES AND PROCEDURES FOR

SHAREHOLDER VOTING

July 31, 2003

As Amended September 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds (the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. SCOPE

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote the Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the Fund’s Registration Statement (considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

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(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) CONFLICTS OF INTEREST

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

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(E) Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

BROWN INVESTMENT ADVISORY, INCORPORATED

PROXY VOTING PROCEDURES AND POLICIES

REGARDING BROWN ADVISORY GROWTH EQUITY FUND,

BROWN ADVISORY VALUE EQUITY FUND,

BROWN ADVISORY FLEXIBLE VALUE FUND,

BROWN ADVISORY SMALL-CAP GROWTH FUND,

BROWN ADVISORY SMALL-CAP VALUE FUND,

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND,

BROWN ADVISORY OPPORTUNITY FUND,

BROWN ADVISORY CORE INTERNATIONAL FUND

AS OF FEBRUARY 17, 2009

I. GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the “Advisor”) has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund (each a “Fund”), each a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Advisor will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment advisor to the Funds, Advisor has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Advisor the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Advisor.

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A “conflict of interest,” means any circumstance when the Advisor (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Advisor has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.	A copy of each proxy statement that the Advisor receives, provided however that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Advisor casts.

D.	A copy of any document the Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.	A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

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IV. DISCLOSURE

A.	The Advisor will disclose in its Form ADV Part II that its clients may contact the Advisor, by toll-free telephone number in order to obtain information on how the Advisor voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Advisor voted the client’s proxy.

B.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Advisor’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Advisor will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

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Statement of Additional Information

December 31, 2008

(As Supplemented April 3, 2009)

Investment Advisor:

Brown Investment Advisory Incorporated 901 S. Bond Street Suite 400 Baltimore, MD 21231

Account Information and Shareholder Services:	Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares A Shares
Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219 (800) 540-6807

This Statement of Additional Information (“SAI”) supplements the Prospectus dated December 31, 2008 (As Supplemented February 26, and April 3, 2009) as may be amended from time to time, offering Brown Advisory Small-Cap Fundamental Value Fund (Institutional and A Shares), a series of Forum Funds. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus, without charge, by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

As of December 31, 2008, the Fund had not commenced operations. Financial statements for the Fund for the fiscal year ended May 31, 2009 will be included in the Annual Report to shareholders and are expected to be incorporated by reference into, and legally a part of, this SAI. Copies of the Annual Report may be obtained (when available), without charge, upon request by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

Glossary

As used in this SAI, the following terms have the meanings listed.

“Accountant” means Citi.

“Administrator” means Citi.

“Advisor” means Brown Investment Advisory Incorporated, the Fund’s investment advisor.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

“Citi” means Citi Fund Services Ohio, Inc.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means Brown Investment Advisory & Trust Company.

“Distributor” means Foreside Fund Services, LLC.

“FCS” means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

“Fund” means the Brown Advisory Small-Cap Fundamental Value Fund.

“Independent Trustee” means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

“IRS” means Internal Revenue Service.

“Moody’s” means Moody’s Investors Service.

“NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“SAI” means Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s Corporation, a division of the McGraw Hill Companies.

“Transfer Agent” means Citi.

“Trust” means Forum Funds.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended, and including rules and regulations as promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended, and including rules and regulations as promulgated thereunder.

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1. INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of Forum Funds (the “Trust”). This section discusses in greater detail than the Fund’s Prospectus certain investments that the Funds can make. Please see the Prospectus for a discussion of the principal risks of investing in the Fund.

A. Equity Securities

1. Common and Preferred Stock

General. The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. Convertible Securities

General. The Fund may invest in convertible securities. The Fund may invest in U.S. or foreign securities convertible into foreign common stock. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Security Ratings Information. The Fund’s investments in convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible securities that are rated “Baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase; and (2) preferred stock rated “baa” or higher by Moody’s or “BBB” or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities and preferred stock if, at the time of purchase, its Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by its Advisor to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if that Advisor determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or

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hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Advisor will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

3. Warrants

General. The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Risks. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4. Depositary Receipts

General. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of the Fund’s investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Risks. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

B. Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

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In addition, interest and dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States (“U.S.”). Foreign accounting, auditing and financial reporting standards differ from those in the U.S. and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

C. Options and Futures

1. General

The Fund may (1) purchase or write options on securities in which it may invest or on market indices based in whole or in part on the securities in which it may invest; (2) invest in futures contracts on market indices based in whole or in part on securities in which it may invest; and (3) purchase or write put and call options on these futures contracts. The Fund will participate in such transactions to enhance the Fund’s performance or hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

Options purchased or written by the Fund must be traded on an exchange or over-the-counter. Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

The Fund will invest in options or futures for purposes of achieving its investment objective, portfolio management, risk mitigation, hedging or for purposes of enhancing total return. If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund will maintain either: (1) an offsetting (“covered”) position in the underlying security or an offsetting option or futures contract; or (2) cash, receivables and/or liquid debt securities with a value sufficient at all times to cover its potential obligations. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”) on the books and records of the Fund’s Custodian. Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

2. Options and Futures Contracts

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Stock Indices. A stock index assigns relative values to the stock included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the

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more traditional options on securities except that stock index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of stock index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the stock index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or an underlying debt security, as called for in the contract, at a specified date and at an agreed upon price.

An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

A municipal bond futures contract is based on the value of the Bond Buyer Index (“BBI”) which is comprised of 40 actively traded general obligation and revenue bonds. The rating of a BBI issue must be at least “A.” To be considered, the issue must have at least 19 years remaining to maturity, a first call date between 7 and 16 years, and at least one call at par prior to redemption. No physical delivery of the securities is made in connection with municipal bond futures. Rather these contracts are usually settled in cash if they are not closed out prior to their expiration date.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6  1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract.

Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.

3. Risks of Options and Futures Transactions

There are certain investment risks associated with options and futures transactions. These risks include: (1) dependence on an Advisor’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions. The potential loss to the Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices or

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related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

D. Illiquid and Restricted Securities

1. General

The Fund may invest in illiquid and restricted securities. The Fund limits its investments in illiquid and restricted securities to no more than 15% of its net assets. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities may include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities” or “private placements”); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds (“Pooled Investment Vehicles”).

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of private placements, restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Advisor to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Advisor, pursuant to guidelines approved by the Board. The Advisor determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Advisor takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Advisor may determine that the securities are liquid.

E. Investment Company Securities

1. Open-End and Closed-End Investment Companies

General. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund’s investment objectives and strategies. The Fund may also invest in money market mutual funds, pending investment of cash balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that the Fund invests in closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities –Foreign Securities Risks” above.

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2. Exchange-Traded Funds

General. The Fund may invest in exchange-traded funds (“ETFs”). ETFs are investment companies whose securities may be bought and sold on a national securities exchange. Most ETFs are designed to track a particular market segment or index.

Risks. The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the Fund will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.

3. Other Pooled Investment Vehicles

General. The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Risks. To the extent that the Fund invests in Pooled Investment Vehicles, such investments may be deemed illiquid. (See “Illiquid and Restricted Securities” for the risks of investing in illiquid securities above). In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a Pooled Investment Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

4. Core and Gateway®

General. The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund’s shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

F. Fixed Income Securities

1. U.S. Government Securities

General. The Fund, to the extent permitted by the Prospectus, may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

2. Government and Agency Mortgage-Backed Securities. The Fund may invest in government agency and mortgage-backed securities. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“GNMA”), Fannie Mae (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). GNMA, a wholly-owned U.S. Government corporation creates pass-through securities from pools of government guaranteed (Farmers’ Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

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FNMA and Freddie Mac are U.S. Government-sponsored corporations and are subject to regulation by the Office of Federal Housing Enterprise Oversight (“OFHEO”). Both issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition. Under the conservatorship, the management of FNMA and FHLMC was replaced. Additionally, FNMA and FHLMC are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that FNMA and FHLMC maintain a positive net worth. FNMA and FHLMC’s common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA and FHLMC to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase FNMA and FHLMC mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

3. Corporate Debt Obligations

General. The Fund, to the extent permitted by the Prospectus, may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

4. Variable Amount Master Demand Notes.

General. The Fund, to the extent permitted by the Prospectus, may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

5. Other Fixed Income Securities

The Fund, to the extent permitted by the Prospectus, may invest in short-term money market instruments issued in the U.S. or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers’ acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody’s or in similar other money market securities. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance. The Fund, to the extent permitted by the Prospectus, may, in addition to short-term money market instruments, invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

Distressed Debt Securities. The Fund may invest in securities rated below investment grade; that is, rated below Baa by Moody’s or BBB by S&P, and may invest in securities rated as low as C by Moody’s or D by S&P. The Fund may invest in unrated debt securities determined by the underlying Fund’s Advisor to be of comparable quality and that is trading at a substantial discount to par value. Distressed debt securities are the equivalent of high yield, high risk bonds, commonly known as “junk bonds” or “distressed debt.” The Fund will limit its investment in distressed debt securities to 5% of the Fund’s total assets.

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6. Risks of Debt Securities.

General. Yields on debt securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the debt securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

Certain debt securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity. Issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rate Risk. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All debt securities, including U.S. Government Securities, can change in value when there is a change in interest rates. As a result, an investment in the Fund is subject to risk even if all debt securities in the Fund’s investment portfolio are paid in full at maturity.

Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities. The financial condition of an issuer of a debt security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall.

To limit credit risk:

The Fund limits its investment in short-term money market instruments, including commercial paper rated in the highest short-term category, and other high quality (rated in the two highest rating categories by an NRSRO) fixed income securities.

The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase. It is anticipated that the average credit rating of the fixed income securities held by the Fund will be “Aa” as per Moody’s or “AA” as per S&P. The Fund will limit its investment in fixed income securities rated “Baa” by Moody’s or “BBB” by S&P (or lower) to 10% of the Fund’s total assets (except as noted above Distressed Debt securities are limited to 5% of the Fund’s total assets).

The Fund may purchase unrated fixed income securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.

The Fund may retain securities whose rating has been lowered below the lowest permissible rating category if the Advisor determines that retaining such security is in the best interests of the Fund.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Advisor may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Advisor will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates. Unrated securities may not be as actively traded as rated securities. Because a downgrade often results in a reduction in the market price of the security, the sale of a downgraded security may result in a loss.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Distressed Debt Securities or Junk Bond Risk. Distressed debt securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings of Moody’s and S&P.

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Foreign Debt Securities Risks. To the extent that the Fund invests in fixed income securities of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Equity Securities – Foreign Securities Risks” above.

G. Foreign Currencies Transactions

1. General

The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may conduct foreign currency exchange transactions either on a cash basis at the rate prevailing in the foreign exchange market.

The Fund may enter into a forward foreign currency contract. A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

Forward contracts are considered “derivatives,” financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

2. Risks

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

H. Leverage Transactions

1. General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into reverse repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when its Advisor believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

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Borrowing. The Fund may borrow money for other than temporary or emergency purposes from a bank in amounts up to 33  1/3% of total assets at the time of borrowing. The Fund may invest in reverse repurchase agreements for other than temporary or emergency purposes. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to these limitations, though such investments may be limited by collateral requirements, as disclosed below under “Reverse Repurchase Agreements.”

Pursuant to Section 18(f)(1) of the 1940 Act, a Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings, within 3 days, to an extent that the asset coverage shall be at least 300%.

Securities Lending. The Fund may lend portfolio securities in an amount up to 33  1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a reverse repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans, repurchase agreements and reverse repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 25% of the Fund’s total assets would be committed to such transactions.

2. Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

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Segregated Assets. Under certain circumstances, the Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to certain investments by the Fund, including leverage transactions and investments in Pooled Investment Vehicles. The Fund will comply with such SEC guidelines, including, as necessary, by setting aside on its books and records cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be marked to market daily and will be at least equal to the Fund’s commitments under the relevant transactions and to relevant Pooled Investment Vehicle(s).

I. Repurchase Agreements

1. General

The Fund may enter into repurchase agreements which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral. The Fund is not subject to any other restrictions in connection with entering into repurchase agreements. Investment in repurchase agreements are considered to be a type of loan by the Fund.

2. Risks

Repurchase transactions also involve credit risk. Credit risk is the risk that a counterparty to a transaction will be unable to honor its financial obligation. In the event that bankruptcy, insolvency or similar proceedings are commenced against a counterparty, the Fund may have difficulties in exercising its rights to the underlying securities or currencies, as applicable. The Fund may incur costs and expensive time delays in disposing of the underlying securities and it may suffer a loss of principal or a decline in interest payments regarding affected securities. Failure by the other party to deliver a security or currency purchased by the Fund may result in a missed opportunity to make an alternative investment. Favorable insolvency laws that allow the Fund, among other things, to liquidate the collateral held in the event of the bankruptcy of the counterparty reduce counterparty insolvency risk.

J. Temporary Defensive Position

The Fund may invest in prime money market instruments or exchange-traded funds, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in prime quality money market instruments. Prime quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by that Fund’s Advisor to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term “1940 Act” includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term “Code” includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, such as with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The Fundamental policy of the Fund and the Fund’s investment objective cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval. The Fund, however, must provide 60 days’ prior written notice if it changes its policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in certain types of investments (“80% Policy”). If the Fund uses data based on a broad-based index to test compliance with its 80% Policy, the Fund will use data from the index as of the most recent prior month end.

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A. Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1. Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33  1/3% of the Fund’s total assets.

2. Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

3. Diversification

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

4. Underwriting Activities

Underwrite (as that term is defined in the 1933 Act) securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

5. Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

7. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.

B. Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1. Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company.

2. Short Sales

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

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3. Purchases on Margin

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4. Options and Futures Contracts

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

The Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.

5. Exercising Control of Issuers

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

6. Borrowing

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

7. Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

8. Pledging

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (6) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

3. MANAGEMENT

A. Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a service provider to the Trust. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers are Three Canal Plaza, Suite 600, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust.

Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman of the Board since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) from 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 - 2006.

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Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England).

Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”), (a fund services company acquired by Citibank, N.A. ) 1986-2003.

Officers

Stacey E. Hong Born: 1966	President	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

Simon D. Collier Born: 1961 Foreside Management Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Principal Executive Officer	Since 2005	Partner, Foreside Financial Group, LLC since April 2005 (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company) since May 2008; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005. Mr. Collier serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affliliates, act as distributor or provider of other services.

Karen Shaw Born: 1972	Treasurer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

[1]	Since 1997, John Y. Keffer has been President and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC is a subsidiary of Forum Trust, LLC.

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Name and Birth Date	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Trudance L.C. Bakke Born: 1971 Foreside Management Services, LLC Three Canal Plaza Suite 100 Portland, ME 04101	Principal Financial Officer	Since 2006	Director, Foreside Management Services, LLC since 2006; Product Manager, Citigroup 2003-2006; Senior Manager of Corporate Finance, Forum 1999-2003. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affliliates, act as distributor or provider of other services.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

B. Trustee Ownership in Each Fund in Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Funds as of December 31, 2008	Aggregate Dollar Range of Ownership as of December 31, 2008 in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees
John Y. Keffer	None	None

Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	$50,001-$100,000

C. Ownership of Securities of the Advisor and Related Companies

As of December 31, 2008, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of any Trust investment advisor, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment advisor or principal underwriter.

D. Information Concerning Trust Committees

1. Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls. During the fiscal year ended May 31, 2008, the Audit Committee met six times for the Trust.

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2. Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended May 31, 2008, the Nominating Committee did not meet.

3. Valuation Committee

The Trust’s Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust’s policies and procedures for determining NAV of the Trust’s series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust’s series consistent with valuation procedures approved by the Board. During the fiscal year ended May 31, 2008, the Valuation Committee met seven times.

4. Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended May 31, 2008, the QLCC did not meet.

5. Contracts Committee

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust’s service provider contracts and fees in connection with their periodic approval. During the fiscal year ended May 31, 2008, the Contracts Committee did not meet.

6. Compliance Committee

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust’s Chief Compliance Officers (“CCOs”). The Compliance Committee oversees the Trust’s CCOs and any compliance matters that arise and relate to the Trust. During the fiscal year ended May 31, 2008, the Compliance Committee did not meet.

E. Compensation of Trustees and Officers

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 ($750 for the Chairman) for each short special Board meeting attended and $1,500 ($2,250 for the Chairman) for each major special Board meeting attended whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

As of December 31, 2008, the Fund had not commenced operations or paid commission to the Trustees.

F. Investment Advisors

1. Services of Advisor

The Advisor serves as investment advisor to the Fund pursuant to investment advisory agreements with the Trust (each an “Advisory Agreement”). Under the applicable Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2. Ownership of Advisor

The Advisor is a fully owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), a trust company operating under the laws of Maryland. BIAT is a fully owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. BIAT may be considered an affiliate of the Fund because of its power to vote in excess of 25% of the Fund’s shares. The term “Brown” shall mean the Advisor, BIAT and Brown Advisory Holdings Incorporated and their respective affiliates, collectively.

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3. Information Regarding Portfolio Managers

The following information regarding the Fund’s portfolio managers has been provided by the Advisor.

Other Accounts Under Management. As of September 30, 2008, no Advisor portfolio manager that retained decision making authority over the Fund’s management served as a portfolio manager for any other registered investment companies or for any pooled investment vehicles. As of the same date, each portfolio manager serviced other accounts as follows:

Portfolio Manager	# of Other Accounts	Value of Other Accounts
Doron S. Eisenberg	0	$0
J. David Schuster	27	$3,153,740

As of September 30, 2008, no account serviced by an Advisor portfolio manager referenced in the above chart paid a performance based management fee.

Conflicts of Interest for Portfolio Managers Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.

Information Concerning Compensation of Portfolio Managers. Each portfolio manager of the Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor’s business. When evaluating a portfolio manager’s performance the Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1, 3, and 5 year periods. Accounts managed in the Small-Cap Value style are typically compared to the Russell 2000® Value Index.

All portions of a portfolio manager’s compensation package are paid by the Advisor and not by any client account.

Portfolio Managers Ownership in the Fund. As of December 31, 2008, each portfolio manager that retained decision making authority over Fund beneficially owned no shares of the Fund.

7. Fees.

The Advisor’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. The Advisor’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee from the Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Advisor with assets invested in the Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

Table 1 in Appendix B will show (when applicable) the dollar amount of the fees payable by the Fund to the Advisor, the amount of fees waived by the Advisor, and the actual fees received by the Advisor. The data presented will be for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations). As of December 31, 2008, the Fund had not paid the Advisor any fees.

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8. Other Provisions of Advisory Agreement

The Advisor is not affiliated with Citi or any company affiliated with Citi. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. Each Advisory Agreement terminates immediately upon assignment.

Under each Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G. Distributor

1. Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of the Fund (see “Purchases through Financial Institutions”).

Investors who purchase shares through Financial Institutions will be subject to the procedures of those Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Fund through Financial Institutions should acquaint themselves with their institution’s procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution. The Distributor does not receive compensation for its distribution services except the distribution service fees with respect to the shares of those Classes for which a Plan is effective. Pursuant to the Distribution Agreement, the Distributor receives, and may reallow to certain Financial Institutions, the sales charge paid by the purchasers of A Shares. Prior to April 25, 2006, the Distributor received and reallowed sales charges paid by purchasers of D Shares to certain Financial Institutions.

Table 2 in Appendix B will show the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor with respect to A Shares (when applicable). The data presented will be for the past three years (or shorter depending on the Fund’s commencement of operations). As of December 31, 2008, the Distributor had not received any sales charges. The Distributor is not affiliated with the Advisor, Citi or Citi’s affiliates.

2. Distribution Plan – (A Shares)

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board (collectively, “payees”) as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee equal to 0.50% of the average daily net assets of A Shares of the Fund. The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of those Funds with A Shares. The plan is a core component of the ongoing distribution of A Shares. Mr. Collier, an officer of the Trust, has an ownership interest in the Distributor and as such has a direct financial interest in the operations of the plan due to his ownership interests.

The plan provides that payees may incur expenses for distribution and service activities including but are not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund’s shares and (2) providing

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services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to the Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Advisor or others in connection with the offering of the Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of all A Shares and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to the Fund’s A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund’s A Shares.

Table 3 in Appendix B will show the dollar amount of fees payable by the Fund to the Distributor under the Distribution Plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan (when applicable). The data presented will be for the past three years (or shorter depending on the Fund’s commencement of operations). As of December 31, 2008, the Fund had not paid any fees to the Distributor or its agents.

3. Compliance Services

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, currently provides a Chief Compliance Officer (“CCO”), Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), an Anti-Money Laundering Compliance Officer (“AMLCO”) and Sarbanes-Oxley certifying officers (“Certifying Officers”) to the Trust as well as certain additional compliance support functions (“Compliance Services”). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its series.

For making available the CCO, AMLCO, PEO, PFO and Certifying Officers and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee of (i) $22,500 (allocated equally to all Trust series for which the Advisor provides management services), $5,000 per Fund, $5,000 per sub-advisor; and an (ii) annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by the FCS with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO services, and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS’s actions or omissions, except for any act or omission resulting from FCS’s willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix B will show the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate for compliance services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates as appropriate (when applicable). The data presented will be for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations). As of December 31, 2008, FCS or its affiliates had not received fees from the Fund. FCS is not affiliated with the Advisor, Citi or Citi’s affiliates.

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H. Other Fund Service Providers

1. Administrator and Accountant

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the “Citi Agreement”) with the Trust. The Administrator administers the Trust’s operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust’s tax returns and the preparation of financial statements and related reports to the Trust’s shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust’s investment Advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisors, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and with respect to the Fund, and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citi is not liable to the Trust or the Trust’s shareholders for any action or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi’s officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to Citi’s actions or omissions that are consistent with Citi’s contractual standard of care.

Under the Citi Agreement, in calculating the Fund’s NAV, Citi is deemed not to have committed an error if the NAV it calculates is within  1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to  1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $110,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Advisor has agreed to pay Citi’s fees out of its advisory fee.

Tables 5 and 6 in Appendix B will show the dollar amount of the fees accrued by the Fund (when applicable) to the Administrator and the Accountant respectively , the amount of the fee waived by the Administrator and the Accountant respectively, and the actual fees (when applicable) received by the Administrator and the Accountant respectively. The data presented will be for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

2. Transfer Agent

As transfer agent and distribution paying agent, pursuant to the Citi Agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.

3. Custodian

Brown Investment Advisory & Trust Company (“BIAT”), an affiliate of the Advisor, is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. BIAT is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

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For its services, BIAT receives a fee of 0.01% of the Fund’s first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.0050% on Fund assets between $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. The Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

4. Legal Counsel

K&L Gates LLP, 1601 K Street, Washington D.C. 20006, serves as legal counsel to the Fund.

5. Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Fund, providing audit services, tax services and assistance with respect to the preparation of filings with the SEC. BBD audits the annual financial statements of the Fund and provides the Fund was an audit opinion. BBD also reviews certain regulatory filings of the Fund.

4. PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Advisor will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Advisor will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. Commissions Paid

Table 7 in Appendix B will show the aggregate brokerage commissions paid by the Fund (when applicable) as well as aggregate commissions paid to an affiliate of the Fund, the Advisor or distributor or an affiliate thereof. The data presented will be for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations). As of December 31, 2008, the Fund had not paid brokerage commissions.

C. Advisor Responsibility for Purchases and Sales

The Advisor places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Advisor. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Advisor in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Advisor seeks “best execution” for all portfolio transactions. This means that the Advisor seeks the most favorable price and execution available. The Advisor’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

D. Choosing Broker-Dealers

The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, each Advisor takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

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Consistent with applicable rules and each Advisor’s duties, an Advisor may consider payments made by brokers effecting transactions for the Fund. These payments may be made to the Fund or to other persons on behalf of the Fund for services provided to the Fund for which those other persons would be obligated to pay.

The Advisor may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

E. Obtaining Research from Brokers

The Advisor has full brokerage discretion. The Advisor evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Advisor may give consideration to research services furnished by brokers to the Advisor for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment an Advisor’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Advisor accounts, although a particular client may not benefit from all the research received on each occasion. The Advisor fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because an Advisor will follow a limited number of securities most of the commission dollars spent research will directly benefit clients and the Fund’s investors.

F. Counterparty Risk

The Advisor monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

G. Transactions through Affiliates

The Advisor may effect transactions through affiliates of the Advisor (or affiliates of those persons) pursuant to procedures adopted by the Trust.

H. Other Accounts of the Advisor

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Advisor or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in an Advisor’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by an Advisor occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

I. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. The Fund’s annual portfolio turnover rates will be provided in the “Financial Highlights” section of the Fund’s Prospectus in ensuing years.

J. Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 8 in Appendix B will list the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund’s holdings of those securities as of the Fund’s next fiscal year or stub period thereof. As of December 31, 2008, the Fund had not acquired any securities of brokers and dealers.

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K. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s semi-annual or annual report to shareholders (when each becomes available) or a copy of the Fund’s Form N-Q (when it becomes available) which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s Form N-Q (when it becomes available) and the Fund’s semi-annual or annual report to shareholders (when each becomes available) by accessing the SEC’s website at www.sec.gov.

In addition, the Fund’s Advisor may make publicly available on a monthly basis information regarding the Fund’s portfolio holdings or a portion thereof such as its top ten holdings and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holdings information is made available through the Fund’s or Advisor’s website, and marketing communications (including printed advertisements and sales literature). Such information is generally released between 7 and 15 days after month end. Securities that are being actively bought or sold may be excluded from the monthly disclosure if the Advisor believes such disclosure would be harmful to the Fund.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retailed them to perform. The Fund’s Advisor, who manages the Fund’s portfolio, has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS) may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Fund’s Trustees and officers, FCS, mailing services and financial printers, legal counsel to the Fund, legal counsel to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive portfolio holdings information on an as needed basis.

From time to time the Advisor also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Fund’s portfolio holdings. With respect to the Trustees, its officers, the Advisor, the Administrator and the Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

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5. PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust’s officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

B. Additional Purchase Information

Shares of the Fund class are sold on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Advisor’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2. UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund’s Prospectus or the Financial Institution’s contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. No Fund is responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

C. Additional Redemption Information

You may redeem shares of the Fund at the NAV per share minus any applicable redemption fee. Accordingly, the redemption price per share of the Fund may be lower than the Fund’s NAV per share. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is

25

restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Advisor, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

D. NAV Determination

In determining the Fund’s NAV, securities for which market quotations are readily available are valued at current market value using the last reported sales price provided by an independent pricing service. If no sales price is reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

Interests in Pooled Investment Vehicles will be subject to fair valuation. In general, the fair value of such interests will be equal to the amount that the Fund could reasonably expect to receive from the vehicle itself in a redemption or from a third party in a sale, at the time of valuation, based on information that is available at the time of the valuation and that the Fund reasonably believes to be reliable. In determining fair value for investments in Pooled Investment Vehicles, the Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle’s valuation policies and procedures, in addition to any other relevant information available at the time of valuation.

E. Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6. TAXATION

The tax information set forth in the Prospectus and in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on December 31, 2008. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax provisions applicable to them.

A. Qualification as a Regulated Investment Company

The Fund intends, for each tax year, to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is May 31 (the same as the Fund’s fiscal year end).

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1. Meaning of Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

•

The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

•

The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

•

The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has underdistributed its income and gain for any tax year, the Fund may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if the Fund fails to qualify for that treatment).

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal income tax rate of 15% (0% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund’s distributions of dividends that it received from REITs generally do not constitute “qualified dividend income.”

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

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The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years may be used to offset any current capital gain (whether short- or long-term).

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C. Certain Tax Rules Applicable to the Fund’s Transactions

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the

28

value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code or mark to market the PFIC’s shares, the Fund may be subject to United States Federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.” The Fund could elect to “mark-to market” stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the Distribution Requirement and calendar year distribution requirement described below.

D. Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E. Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

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F. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded.

G. State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7. OTHER MATTERS

A. The Trust and Its Shareholders

1. General Information

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registers for sale shares of beneficial interest in its series. As of the date hereof, the Trust issues shares of beneficial interest in the following series and classes:

Absolute Opportunities Fund(4)	Brown Advisory Value Equity Fund(3)
Absolute Strategies Fund (1)	DF Dent Premier Growth Fund
Adams Harkness Small Cap Growth Fund	Dover Long/Short Sector Fund (7)
Austin Global Equity Fund	Fountainhead Special Value Fund
Auxier Focus Fund (2)	Golden Large Cap Core Fund (7)
Brown Advisory Core International Fund (4)	Golden Small Cap Core Fund (7)
Brown Advisory Flexible Value Fund (formerly known as Flag Investors – Equity Opportunity Fund)(6)	Grisanti Brown Value Fund (7) Jordan Opportunity Fund
Brown Advisory Growth Equity Fund (3)	Liberty Street Horizon Fund (8)
Brown Advisory Intermediate Income Fund (3)	Merk Asian Currency Fund(9)
Brown Advisory Maryland Bond Fund (4)	Merk Hard Currency Fund (9)
Brown Advisory Opportunity Fund (3)	Payson Total Return Fund
Brown Advisory Small-Cap Growth Fund (5)	Polaris Global Value Fund
Brown Advisory Small-Cap Value Fund (3)	The Beehive Fund
Brown Advisory Small-Cap Fundamental Value Fund(3)

(1)	The Trust registered for sale shares of beneficial interest in Institutional, R and C classes of this series.

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(2)	The Trust registered for sale shares of beneficial interest in Investor and A classes of this series.
(3)

The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A Shares of Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Fundamenal Value Fund are not publicly offered.

(4)	The Trust registered for sale shares of beneficial interest in an Institutional class of this series.
(5)

The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

(6)	The Trust registered for sale shares of beneficial interests in Institutional and A classes of these series.
(7)

The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series. Grisanti Brown Value Fund renamed its Institutional Class “I Shares Class.” Currently Investor Shares of the Grisanti Brown Value Fund, Golden Large Cap Core Fund and Golden Small Cap Core Fund are not offered for sale.

(8)	The Trust registered for sale shares of beneficial interests in Institutional, A and C classes of these series.
(9)	The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and the series and class will continue indefinitely until terminated.

2. Series and Classes of the Trust

Each series or class of the Trust may have a different expense ratio and its expenses will affect each class’ performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3. Shareholder Voting and Other Rights

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder’s pro rata share of all distributions arising from that series’ assets and, upon redeeming shares, will receive the portion of the series’ net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a series’) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4. Termination or Reorganization of Trust or Its Series

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger or consolidation so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration under the 1940 Act or cause the Trust to incorporate under the laws of Delaware. Under the Trust Instrument, the Trustees may also, with shareholder approval, sell or convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trusts registration.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

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B. Fund Ownership

As of December 28, 2008, the Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

Also as of that date, there were no shareholders of record owned that owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own of record or beneficially 5% or more of the outstanding shares of the Fund will be listed in Table 9 in Appendix B in subsequent filings.

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of December 28, 2008, there were no shareholders that could be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Advisor are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2009 will be made available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at www.sec.gov

E. Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Advisor and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchase or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The financial statements of the Fund will include the schedule of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. As of December 31, 2008, the Fund had not commenced operations.

32

Appendix A - Description Of Securities Ratings

A.	Long-Term Ratings

1.

Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered mediumgrade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.

Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:

•     Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•     Nature of and provisions of the obligation;

•     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

3.

Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•        Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•        The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•        The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa	An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a	An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note	Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Dual Ratings. Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

3.

Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B

MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following tables show the dollar amount of advisory fees accrued by each Fund, the amount of fee that was waived by the Advisor, if any, and the actual fees received by the Advisor.

Fund	Advisory Fee Accrued		Advisory Fee Waived		Advisory Fee Retained
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended May 31, 2011	$	xx	$	xx	$	xx
Year Ended May 31, 2010	$	xx	$	xx	$	xx
Year Ended May 31, 2009	$	xx	$	xx	$	xx

Table 2 – Front-End Sales Charges (A Shares)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of A Shares.

Fund	Aggregate Sales Charge		Amount Retained		Amount Reallowed
Brown Advisory Small-Cap Fundamental Value Fund – A Shares
Year Ended May 31, 2011	$	xx	$	xx	$	xx
Year Ended May 31, 2010	$	xx	$	xx	$	xx
Year Ended May 31, 2009	$	xx	$	xx	$	xx

Table 3 – Rule 12b-1 Fees (A Shares)

The following tables show the dollar amount of fees paid to the Distributor by A Shares, the amount of fee that was waived by the Distributor, if any, and the actual fees received by the Distributor. The amounts stated below were compensations to Broker/Dealers and none were for (i) advertising; (ii) printing and mailing of prospectuses to other than current shareholders; (iii) compensation to underwriters; (iv) compensation to sales personnel; (v) interest, carrying, or other financing charges; and (vi) other.

Fund	12b-1 Fee Paid		12b-1 Fee Waived		12b-1 Fee Retained
Brown Advisory Small-Cap Fundamental Value Fund – A Shares
Year Ended May 31, 2011	$	xx	$	xx	$	xx
Year Ended May 31, 2010	$	xx	$	xx	$	xx
Year Ended May 31, 2009	$	xx	$	xx	$	xx

Table 4 – Compliance Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived, if any, and the actual fees received.

Fund	Compliance Fee Accrued		Compliance Fee Waived		Compliance Fee Retained
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended May 31, 2011	$	xx	$	xx	$	xx
Year Ended May 31, 2010	$	xx	$	xx	$	xx
Year Ended May 31, 2009	$	xx	$	xx	$	xx

B-1

Table 5 – Administration Fees

The following tables show the dollar amount of fees accrued by each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fees received by the Administrator.

Fund	Administration Fee Accrued		Administration Fee Waived		Administration Fee Retained
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended May 31, 2011	$	xx	$	xx	$	xx
Year Ended May 31, 2010	$	xx	$	xx	$	xx
Year Ended May 31, 2009	$	xx	$	xx	$	xx

Table 6 – Accounting Fees

The following tables show the dollar amount of accounting fees accrued by each Fund, the amount of fee that was waived by the Accountant, if any, and the actual fees received by the Accountant.

Fund	Accounting Fee Accrued		Accounting Fee Waived		Accounting Fee Retained
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended May 31, 2011	$	xx	$	xx	$	xx
Year Ended May 31, 2010	$	xx	$	xx	$	xx
Year Ended May 31, 2009	$	xx	$	xx	$	xx

Table 7 – Commissions

The following tables show the aggregate brokerage commissions of each Fund.

Fund	Total Brokerage Commissions ($)		Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor		% of Brokerage Commissions Paid to an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor		% of Transactions Executed by an Affiliate of the Fund, Advisor/ Sub-Advisor or Distributor
Brown Advisory Small-Cap Fundamental Value Fund
Year Ended May 31, 2011	$	xx	$	xx	xx	%	xx	%
Year Ended May 31, 2010	$	xx	$	xx	xx	%	xx	%
Year Ended May 31, 2009	$	xx	$	xx	xx	%	xx	%

B-2

Table 8 – Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of each Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

Fund	Regular Broker or Dealer	Value Held
Brown Advisory Small-Cap Fundamental Value Fund	None

Table 9 – 5% Shareholders

The following tables lists: (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund.

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Small-Cap Fundamental Value Fund	N/A	xx	%

B-3

Appendix C – Proxy Voting Procedures

FORUM FUNDS

Policies and procedures for SHAREHOLDER voting

July 31, 2003

As Amended September 14, 2004

SECTION 1. PURPOSE

Shareholders of the various series of Forum Funds ( the “Trust”) expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a “Fund”). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust’s and its shareholders’ investments.

This document describes the Policies and Procedures for Voting Proxies (“Policies”) received from issuers whose voting securities are held by each Fund.

SECTION 2. RESPONSIBILITIES

(A) Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an “Adviser”). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund’s investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund’s custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a “Proxy Voting Service”).

(B) Proxy Manager. The Trust will appoint a proxy manager (the “Proxy Manager”), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust’s other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

SECTION 3. Scope

These Policies summarize the Trust’s positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund’s shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

(A) General

(1) Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

C-1

(2) Independence. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

(3) Absence of Proxy Voting Service Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters

As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the Fund’s shareholders.

(1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2) Appointment of Auditors. Management recommendations will generally be supported.

(3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(4) Common Stock Increase Authorization. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund’s shareholders.

(C) Non-Routine Matters

(1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D) Conflicts of Interest

Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A “conflict of interest” includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

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If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

(E) Abstention

The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund’s shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund’s investment in the issuer.

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BROWN INVESTMENT ADVISORY, INCORPORATED

PROXY VOTING PROCEDURES AND POLICIES

REGARDING BROWN ADVISORY GROWTH EQUITY FUND,

BROWN ADVISORY VALUE EQUITY FUND,

BROWN ADVISORY FLEXIBLE VALUE FUND,

BROWN ADVISORY SMALL-CAP GROWTH FUND,

BROWN ADVISORY SMALL-CAP VALUE FUND,

BROWN ADVISORY SMALL–CAP FUNDAMENTAL VALUE FUND,

BROWN ADVISORY OPPORTUNITY FUND,

BROWN ADVISORY CORE INTERNATIONAL FUND

AS OF JULY 31, 2003

AS AMENDED FEBRUARY 17, 2009

I. GENERAL STATEMENT

Brown Investment Advisory, Incorporated (the “Advisor”) has discretion to vote the proxies received by Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund and Brown Advisory Core International Fund (each a “Fund”), each a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Advisor will vote those proxies in the best interest of the Funds’ shareholders and in accordance with these procedures and policies.

II. POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment advisor to the Funds, Advisor has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by a Fund, each Fund has delegated to the Advisor the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Advisor.

The Advisor recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of a Fund. A “conflict of interest,” means any circumstance when the Advisor (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Advisor has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of each Fund.

III. RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Advisor’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.	A copy of each proxy statement that the Advisor receives, provided however that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Advisor casts.

D.	A copy of any document the Advisor created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.	A copy of each written client request for information on how the Advisor voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Advisor voted its proxies.

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IV. DISCLOSURE

A.	The Advisor will disclose in its Form ADV Part II that its clients may contact the Advisor, by toll-free telephone number in order to obtain information on how the Advisor voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Advisor voted the client’s proxy.

B.	A concise summary of these Proxy Voting Procedures and Policies will be included in the Advisor’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Advisor will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

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